Exhibit 10.1


















                                      YOUR
                                GROUP INSURANCE
                                      PLAN

                      GENERAL MILLS EXECUTIVE HEALTH PLAN

CERTIFICATE OF COVERAGE

This certifies that the employee named below is entitled to the benefits described in this certificate, provided the eligibility and effective date requirements of the plan are satisfied.

Group Policy No.____ Certificate No.____ Effective Date __________

Issued To ________________________________________________________


This CERTIFICATE OF COVERAGE replaces any CERTIFICATE OF COVERAGE previously issued under the above Plan or under any other Plan providing similar or identical benefits issued to the Planholder.


                                                                     B110.0031-R

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TABLE OF CONTENTS
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COMPLAINT NOTICE ..........................................................    1

GENERAL PROVISIONS
   Limitation of Authority ................................................    3
   Incontestability .......................................................    3
   Examination and Autopsy ................................................    4
   Accident and Health Claims Provisions ..................................    4
   Coordination Between Continuation Sections .............................    5
   An Important Notice About Continuation Rights ..........................    5

YOUR CONTINUATION RIGHTS
   Federal Continuation Rights ............................................    6
   Important Notice .......................................................   11
   Group Health Continuation Rights .......................................   11

YOUR DEPENDENT CONTINUATION RIGHTS
   Important Notice .......................................................   13
   Your Group Health Benefits Continuation Rights .........................   13

ELIGIBILITY FOR MAJOR MEDICAL COVERAGE
   Employee Coverage ......................................................   15
   Dependent Coverage .....................................................   16

CERTIFICATE AMENDMENT .....................................................   20

MAJOR MEDICAL HIGHLIGHTS ..................................................   22

MAJOR MEDICAL EXPENSE INSURANCE
   Benefit Provision ......................................................   23
   Extended Major Medical Benefits ........................................   24
   Covered Charges ........................................................   25
   Charges Covered With Special Limitations ...............................   29
   Exclusions .............................................................   34
   Hospital Bill Audit Bonus ..............................................   35
   Converting This Group Health Insurance .................................   36

ELIGIBILITY FOR DENTAL COVERAGE
   Employee Coverage ......................................................   38
   Dependent Coverage .....................................................   39

CERTIFICATE AMENDMENT .....................................................   42

DENTAL HIGHLIGHTS .........................................................   44

DENTAL EXPENSE INSURANCE
   Covered Charges ........................................................   45
   Pre-Treatment Review ...................................................   45
   Benefits From Other Sources ............................................   46
   The Benefit Provision - Qualifying For Benefits ........................   46
   After This Insurance Ends ..............................................   47
   Exclusions .............................................................   47
   List of Covered Dental Services ........................................   49
   Group I - Preventive Dental Services ...................................   49

--------------------------------------------------------------------------------
   Group II - Basic Dental Services .......................................   50
   Group III - Major Dental Services ......................................   52
   Group IV - Orthodontic Services ........................................   53

ELIGIBILITY FOR PRESCRIPTION DRUG COVERAGE
   Employee Coverage ......................................................   54
   Dependent Coverage .....................................................   55

CERTIFICATE AMENDMENT .....................................................   58

PRESCRIPTION DRUG EXPENSE INSURANCE
   Covered Drugs ..........................................................   60
   Dispensing Limits ......................................................   60
   Benefit Provisions .....................................................   60
   Extended Benefit .......................................................   61
   Employer Liability .....................................................   61
   Exclusions .............................................................   61

COORDINATION OF BENEFITS ..................................................   63

HOW THIS PLAN INTERACTS WITH MEDICARE
   Medicare Eligibility By Reason Of Age ..................................   66
   Medicare Eligibility By Reason Of Disability ...........................   66
   Medicare Eligibility By Reason Of End Stage Renal Disease ..............   67
   Other People Who Are Eligible For Medicare .............................   68

WORKER'S COMPENSATION .....................................................   69

GLOSSARY ..................................................................   70

SUMMARY PLAN DESCRIPTION SUPPLEMENT TO CERTIFICATE ........................   78

STATEMENT OF ERISA RIGHTS
   The Guardian's Responsibilities ........................................   81
   Claims Procedure .......................................................   81
   Termination of This Group Plan .........................................   82

--------------------------------------------------------------------------------
COMPLAINT NOTICE
--------------------------------------------------------------------------------

This notice is to advise you that should any complaints arise regarding this insurance you may contact the following:

                   The Guardian Sales Office
                   8300 Norman Center Drive
                   Suite 815
                   Bloomington, Minnesota 55437
                   Telephone: (612) 835-3470
                              (800) 814-1399
                   Fax: (612) 835-6886

                         * * * * *

                   Illinois Department of Insurance
                   Consumer Division or Public Services Section
                   Springfield, Illinois 62767







                                                                     B120.0007-R



                                                                             P.1

--------------------------------------------------------------------------------
GENERAL PROVISIONS
--------------------------------------------------------------------------------

                        As used in this booklet:

                        "Accident and health" means any dental, hospital, major medical, out-of-network point-of-service, prescription drug, surgical or vision care insurance provided by this PLAN.

                        "Covered person" means an EMPLOYEE or a dependent insured by this PLAN.

                        "Employer" means the EMPLOYER who purchased this PLAN.

                        "Our," "The Guardian," "us" and "we" mean The Guardian Life Insurance Company of America.

                        "Plan" means the Guardian PLAN of group insurance purchased by your EMPLOYER.

                        "You" and "your" mean an EMPLOYEE insured by this PLAN.

                                                                     B160.0002-R

                                                         LIMITATION OF AUTHORITY
--------------------------------------------------------------------------------

                        No person, except by a writing signed by the President, a Vice President or a Secretary of The Guardian, has the authority to act for us to: (a) determine whether any contract, plan or certificate of insurance is to be issued; (b) waive or alter any provisions of any insurance contract or plan, or any requirements of The Guardian; (c) bind us by any statement or promise relating to any insurance contract issued or to be issued; or (d) accept any information or representation which is not in a signed application.

                                                                     B160.0004-R

                                                                INCONTESTABILITY
--------------------------------------------------------------------------------

                        This PLAN is incontestable after two years from its date of issue, except for non-payment of premiums.

                        No statement in any application, except a fraudulent statement, made by a person insured under this PLAN shall be used in contesting the validity of his insurance or in denying a claim for a loss incurred, or for a disability which starts, after such insurance has been in force for two years during his lifetime.

                        If this PLAN replaces a plan your EMPLOYER had with another insurer, we may rescind the EMPLOYER'S PLAN based on misrepresentations made by the EMPLOYER or an EMPLOYEE in a signed application for up to two years from the effective date of this PLAN.

                                                                     B160.0003-R


                                                                             P.3

                                                         EXAMINATION AND AUTOPSY
--------------------------------------------------------------------------------

                        We have the right to have a DOCTOR of our choice examine the person for whom a claim is being made under this PLAN as often as we feel necessary. And we have the right to have an autopsy performed in the case of death, where allowed by law. We'll pay for all such examinations and autopsies.

                                                                     B160.0006-R


                                           ACCIDENT AND HEALTH CLAIMS PROVISIONS
--------------------------------------------------------------------------------


                        Your right to make a claim for any ACCIDENT AND HEALTH benefits provided by this PLAN, is governed as follows:

PROOF OF LOSS           We'll furnish you with forms for filing proof of loss
                        within 15 days of receipt of notice. But if we don't furnish the forms on time, we'll accept a written description and adequate documentation of the INJURY or SICKNESS that is the basis of the claim as proof of loss. You must detail the nature and extent of the loss for which the claim is being made. You must send us written proof within 90 days of the loss.

LATE NOTICE OF PROOF    We won't void or reduce your claim if you can't send us
                        notice and proof of loss within the required time. But you must send us notice and proof as soon as reasonably possible.

PAYMENT OF BENEFITS     We'll pay all other ACCIDENT AND HEALTH benefits to
                        which you're entitled as soon as we receive written proof of loss

                        We pay all ACCIDENT AND HEALTH benefits to you, if you're living. If you're not living, we have the right to pay all ACCIDENT AND HEALTH benefits, except dismemberment benefits, to one of the following: (a) your estate; (b) your spouse; (c) your parents; (d) your children; (e) your brothers and sisters; and (f) any unpaid provider of health care services. See "Your Accidental Death and Dismemberment Benefits" for how dismemberment benefits are paid.

                        When you file proof of loss, you may direct us, in writing, to pay health care benefits to the recognized provider of health care who provided the covered service for which benefits became payable. We may honor such direction at our option. But we can't tell you that a particular provider must provide such care. And you may not assign your right to take legal action under this PLAN to such provider.

LIMITATIONS OF
ACTIONS You can't bring a legal action against this PLAN until 60 days from the date you file proof of loss. And you can't bring legal action against this PLAN after three years from the date you file proof of loss.

WORKERS'
COMPENSATION            The ACCIDENT AND HEALTH benefits provided by this PLAN
                        are not in place of, and do not affect requirements for coverage by Workers' Compensation.

                                                                     B160.0005-R


                                                                             P.4

                                      COORDINATION BETWEEN CONTINUATION SECTIONS
--------------------------------------------------------------------------------

                        A covered person may be eligible to continue his group health benefits under this plan's "Federal Continuation Rights" section and under other continuation sections of this plan at the same time. If he chooses to continue his group health benefits under more than one section, the continuations: (a) start at the same time; (b) run concurrently; and (c) end independently, on their own terms.

                        A covered person covered under more than one of this plan's continuation sections: (a) will not be entitled to duplicate benefits; and (b) will not be subject to the premium requirements of more than one section at the same time.

                                                                     B240.0044-R

                                   AN IMPORTANT NOTICE ABOUT CONTINUATION RIGHTS
--------------------------------------------------------------------------------

                        The following "Federal Continuation Rights" section may not apply to the employer's plan. The employee must contact his employer to find out if: (a) the employer is subject to the "Federal Continuation Rights" section, and therefore; (b) the section applies to the employee.

                                                                     B240.0064-R



                                                                             P.5

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YOUR CONTINUATION RIGHTS
--------------------------------------------------------------------------------

                                                     FEDERAL CONTINUATION RIGHTS
--------------------------------------------------------------------------------
IMPORTANT NOTICE        This section applies only to any dental, out-of-network
                        point-of-service medical, major medical, vision care or prescription drug coverages which are part of this plan.
                        In this section, these coverages are referred to as "group health benefits".

                        This section does not apply to coverages which apply to loss of life, or to loss of income due to disability. These coverages cannot be continued under this section.

                        Under this section, "qualified continuee" means any person who, on the day before any event which would qualify him or her for continuation under this section, is covered for group health benefits under this plan as:
                        (a) an active, covered employee; (b) the spouse of an active, covered employee; or (c) the dependent child of an active, covered employee. A child born to, or adopted by, the covered employee during a continuation period is also a qualified continuee. Any other person who becomes covered under this plan during a continuation provided by this section is not a qualified continuee.

CONVERSION              Continuing the group health benefits does not stop a
                        qualified continuee from converting some of these benefits when continuation ends. But, conversion will be based on any applicable conversion privilege provisions of this plan in force at the time the continuation ends.

IF YOUR GROUP
HEALTH BENEFITS END     If your group health benefits end due to your
                        termination of employment or reduction of work hours, you may elect to continue such benefits for up to 18 months, if you were not terminated due to gross misconduct.

                        The continuation: (a) may cover you or any other qualified continuee; and (b) is subject to "When Continuation Ends".

EXTRA CONTINUATION
FOR DISABLED
QUALIFIED
CONTINUEES              If a qualified continuee is determined to be disabled
                        under Title II or Title XVI of the Social Security Act on or during the first 60 days after the date his or her group health benefits would otherwise end due to your termination of employment or reduction of work hours, he or she may elect to extend his or her 18 month continuation period explained above for up to an extra
                        11 months.

                        To elect the extra 11 months of continuation, the qualified continuee must give your employer written proof of Social Security's determination of his or her disability before the earlier of: (a) the end of the 18 month continuation period; or (b) 60 days after the date the qualified continuee is determined to be disabled. If, during this extra 11 month continuation period, the qualified continuee is determined to be no longer disabled under the Social Security Act, he or she must notify your employer within 30 days of such determination, and continuation will end, as explained in "When Continuation Ends".

                        This extra 11 month continuation is subject to "When Continuation Ends".




                                                                             P.6

--------------------------------------------------------------------------------

                        An additional 50% of the total premium charge also may be required from the qualified continuee by your employer during this extra 11 month continuation period.

                                                                     B235.0063-R

IF YOU DIE WHILE
INSURED If you die while insured, any qualified continuee whose group health benefits would otherwise end may elect to continue such benefits. The continuation can last for up to 36 months, subject to "When Continuation Ends".

                                                                     B235.0075-R

IF YOUR MARRIAGE
ENDS If your marriage ends due to legal divorce or legal separation, any qualified continuee whose group health benefits would otherwise end may elect to continue such benefits. The continuation can last for up to 36 months, subject to "When Continuation Ends".

IF A DEPENDENT
LOSES ELIGIBILITY       If a dependent child's group health benefits end due to
                        his or her loss of dependent eligibility as defined in this plan, other than your coverage ending, he or she may elect to continue such benefits. However, such dependent child must be a qualified continuee. The continuation can last for up to 36 months, subject to "When Continuation Ends".

CONCURRENT
CONTINUATIONS           If a dependent elects to continue his or her group
                        health benefits due to your termination of employment or reduction of work hours, the dependent may elect to extend his or her 18 month or 29 month continuation period to up to 36 months, if during the 18 month or 29 month continuation period, either: (a) the dependent becomes eligible for 36 months of group health benefits due to any of the reasons stated above; or (b) you become entitled to Medicare.

                        The 36 month continuation period starts on the date the 18 month continuation period started, and the two continuation periods will be deemed to have run concurrently.

SPECIAL MEDICARE
RULE If you become entitled to Medicare before a termination of employment or reduction of work hours, a special rule applies for a dependent. The continuation period for a dependent, after your later termination of employment or reduction of work hours, will be the longer of: (a) 18 months from your termination of employment or reduction of work hours; or (b) 36 months from the date of your earlier entitlement to Medicare. If Medicare entitlement occurs more than 18 months before termination of employment or reduction of work hours, this special Medicare rule does not apply.

THE QUALIFIED
CONTINUEE'S
RESPONSIBILITIES        A person eligible for continuation under this section
                        must notify your employer, in writing, of: (a) your legal divorce or legal separation from your spouse; or
                        (b) the loss of dependent eligibility, as defined in this plan, of an insured dependent child.

                        Such notice must be given to your employer within 60 days of either of these events.

                                                                     B235.0077-R


                                                                             P.7

--------------------------------------------------------------------------------
YOUR EMPLOYER'S
RESPONSIBILITIES        Your employer must notify the qualified continuee, in
                        writing, of: (a) his or her right to continue this plan's group health benefits; (b) the monthly premium he or she must pay to continue such benefits; and (c) the times and manner in which such monthly payments must be made.

                        Such written notice must be given to the qualified continuee within 14 days of: (a) the date a qualified continuee's group health benefits would otherwise end due to your death or your termination of employment or reduction of work hours; or (b) the date a qualified continuee notifies your employer, in writing, of your legal divorce or legal separation from your spouse, or the loss of dependent eligibility of an insured dependent child.

YOUR EMPLOYER'S
LIABILITY               Your employer will be liable for the qualified
                        continuee's continued group health benefits to the same extent as, and in place of, us, if: (a) he or she fails to remit a qualified continuee's timely premium payment to us on time, thereby causing the qualified continuee's continued group health benefits to end; or (b) he or she fails to notify the qualified continuee of his or her continuation rights, as described above.

ELECTION OF
CONTINUATION            To continue his or her group health benefits, the
                        qualified continuee must give your employer written notice that he or she elects to continue. This must be done by the later of: (a) 60 days from the date a qualified continuee receives notice of his or her continuation rights from your employer as described above; or (b) the date coverage would otherwise end. And the qualified continuee must pay his or her first month's premium in a timely manner.

                        The subsequent premiums must be paid to your employer, by the qualified continuee, in advance, at the times and in the manner specified by your employer. No further notice of when premiums are due will be given.

                        The monthly premium will be the total rate which would have been charged for the group health benefits had the qualified continuee stayed insured under the group plan on a regular basis. It includes any amount that would have been paid by your employer. Except as explained in "Extra Continuation for Disabled Qualified Continuees", an additional charge of two percent of the total premium charge may also be required by your employer.

                        If the qualified continuee fails to give your employer notice of his or her intent to continue, or fails to pay any required premiums in a timely manner, he or she waives his or her continuation rights.

GRACE IN PAYMENT
OF PREMIUMS             A qualified continuee's premium payment is timely if,
                        with respect to the first payment after the qualified continuee elects to continue, such payment is made no later than 45 days after such election. In all other cases, such premium payment is timely if it's made within 31 days of the specified due date.

WHEN CONTINUATION
ENDS A qualified continuee's continued group health benefits end on the first of the following:

                        (a) with respect to continuation upon your termination of employment or reduction of work hours, the end of the 18 month period which starts on the date the group health benefits would otherwise end;



                                                                             P.8

--------------------------------------------------------------------------------

                        (b) with respect to a disabled qualified continuee who has elected an additional 11 months of continuation, the earlier of: (1) the end of the 29 month period which starts on the date the group health benefits would otherwise end; or (2) the first day of the month which coincides with or next follows the date which is 30 days after the date on which a final determination is made that a disabled qualified continuee is no longer disabled under Title II or Title XVI of the Social Security Act;

                        (c) with respect to continuation upon your death, your legal divorce or legal separation, or the end of an insured dependent's eligibility, the end of the 36 month period which starts on the date the group health benefits would otherwise end;

                        (d) with respect to a dependent whose continuation is extended due to your entitlement to Medicare while the dependent is on continuation, the end of the 36 month period which starts on the date the group health benefits would otherwise end;

                        (e) the date the employer ceases to provide any group health plan to any employee;

                        (f) the end of the period for which the last premium payment is made;

                        (g) the date he or she becomes covered under any other group health plan which does not contain any pre-existing condition exclusion or limitation affecting him or her; or

                        (h)         the date he or she becomes entitled to
                                    Medicare.

                                                                     B235.0067-R

                        Any person whose continued health benefits end as described in (a), (b), (c), or (d) above may elect to convert some of these benefits to an individual insurance policy we normally issue for conversions at the time he or she elects to convert, if conversion is available under this plan.

                        If conversion is available, the applicant must apply to us in writing and pay the required premium. This must be done within 31 days of the date the applicant's continued group health benefits end. We don't ask for proof of insurability. The converted policy takes effect on the date the applicant's continued group health benefits end. If the applicant is a minor or incompetent, the person who cares for and supports the applicant may apply for him or her.

                        The converted policy will be renewable and will comply with the laws of the place the applicant lived when he or she applied. But, it won't provide exactly the same benefits the applicant had under the group plan. Write to us for details.



                                                                             P.9

--------------------------------------------------------------------------------

                        The premium for the converted policy will be based on:
                        (a) the policy the applicant selects; (b) the risk and rate class, under the group plan, of the people to be covered; and (c) the ages of the people to be covered, as of the date the converted policy takes effect.

                        A covered person may also convert in certain other situations. Read this plan's group health conversion section for details. But, at no time can a person be covered under more than one converted health policy.

                                                                     B235.0073-R






















                                                                            P.10

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YOUR CONTINUATION RIGHTS
--------------------------------------------------------------------------------

                                                                IMPORTANT NOTICE
--------------------------------------------------------------------------------

                        This section applies only to the hospital, surgical, medical and major medical expense coverages provided by this group plan. These coverages are referred to as group health insurance.

                        This section does apply to coverages which provide benefits for prescription drug expense, or dental expense. These coverages can be continued under this section.

                        Any continuation of group health insurance under this section shall be subject to all the terms and conditions of this plan.

                                                GROUP HEALTH CONTINUATION RIGHTS
--------------------------------------------------------------------------------

IF EMPLOYMENT OR
ELIGIBILITY ENDS        An employee whose group health insurance ends because
                        his employment or membership in a class of eligible employees ends may elect to continue his group health coverage, if:

                        (a) he has been continuously insured under the group plan for at least three months;

                        (b)         he is not covered by Medicare;

                        (c) he is not covered by similar benefits under another group plan;

                        (d) he has not exercised any conversion rights he may have under this group plan.

                        However, continuation will not be available to the employee if he commited a theft or a felony in connection with his job and as a result was fired and convicted by a court of competent jurisdiction.

                        The continuation will cover the employee. And, he may elect to continue coverage for his insured dependents.

                        Subject to the timely payment of premiums, an employee may continue the group health insurance until the earliest of the following:

                        (a) the expiration of a 9 month period which starts on the date his group health insurance would otherwise end;

                        (b) the date he becomes eligible for, or covered by, Medicare;

                        (c) the date he becomes covered by similar benefits under another group plan;

                        (d) the end of the period for which the last premium payment was made;

                        (e) the date the group plan ends, or is amended to end for the class of employees to which the employee belonged;

                        (f) with respect to each dependent, the date such dependent ceases to be an eligible dependent as defined in the group plan.






                                                                            P.11

--------------------------------------------------------------------------------


THE EMPLOYER'S
RESPONSIBILITY          The employer must give written notice to the employee,
                        of:

                        (a) the employee's right to elect to continue his group health insurance under this part;

                        (b) the monthly premium the employee must pay to continue such group health insurance; and

                        (c) the times and manner in which the premium must be paid to the employer.

                        Such notice must be mailed to the employee's last known address, as shown on the employer's records.

THE EMPLOYEE'S
RESPONSIBILITY          To continue his group health insurance, the employee
                        must give written notice to the employer. And, he must pay the employer, on a monthly basis, the total cost of the continued coverage. The written notice must be given, and the first premium payment must be made, within 60 days of the termination of coverage. The employee waives his right to continue if he fails to give the said notice or fails to pay a premium on time.

THE PREMIUM             The monthly premium will be the total rate which would
                        have been charged had the employee stayed insured under the group plan on a regular basis. It includes any amount which would have been paid by the employer.

THE EMPLOYER'S
LIABILITY               The employer shall be liable to the same extent as, and
                        in place of, us, if:

                        (a)         the employee paid his premium on time; but

                        (b) the employer failed to remit the payment to us on the employee's behalf; and

                        (c) we cancel the employee's group health insurance due to the employer's failure to remit the payment.

                        The employer shall also be liable if he fails to notify the employee of the employee's right to continue his group health insurance under this part.

THE RIGHT TO
CONVERT At the end of the continuation period under this section, conversion rights which the employee may be entitled to shall be available to him according to the terms and conditions of this plan.



                                                                     B240.0010-R


                                                                            P.12

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YOUR DEPENDENT CONTINUATION RIGHTS
--------------------------------------------------------------------------------

                                                                IMPORTANT NOTICE
--------------------------------------------------------------------------------

                        This section applies only to hospital, surgical, medical and major medical, dental, and prescription drug expense coverages as provided by this plan. In this section, these coverages are referred to as "group health benefits."

                        Any continuation of group health benefits under this section shall be subject to all of the terms and conditions of this plan.


                                  YOUR GROUP HEALTH BENEFITS CONTINUATION RIGHTS
--------------------------------------------------------------------------------

IF AN EMPLOYEE'S
MARRIAGE ENDS OR IF
AN EMPLOYEE DIES
WHILE INSURED           If an employee's marriage ends by legal divorce or
                        annulment, or if an employee dies while insured, his then insured spouse may continue this plan's group health benefits subject to all the terms below and to the timely payment of premiums. Such group health benefits will cover such spouse and those of the employee's dependent children whose group health benefits would otherwise end.

IF AN EMPLOYEE
RETIRES WHILE
INSURED If an employee retires while insured, his then insured spouse who is age 55 or older at that time may continue this plan's group health benefits subject to all the terms below and to the timely payment of premiums. Such group health benefits will cover such spouse and those of the employee's dependent children whose group health benefits would otherwise end.

HOW AND WHEN TO
CONTINUE THE GROUP
HEALTH BENEFITS         To continue the group health benefits, the employee's
                        spouse must: (a) be insured for group health benefits under this plan at the time the marriage ends or the employee dies or retires; (b) in the case of a retired employee's spouse, be age 55 or older at the time the employee retires; (c) give notice to us and the employer of the end of the marriage or the death or retirement of the employee. This must be done within 30 days after the dissolution of the marriage or the death or retirement of the employee; and (d) elect to continue the group health benefits and pay the first monthly premium. This must be done within 30 days after receiving a written notice of continuation rights from us. Our notice will be sent to the spouse's last known address by certified mail.

                        The notice of continuation rights will: (i) contain a form for electing to continue the group health benefits; and (ii) explain all the details for continuing the group health benefits, including: (a) the duration of the continuation; (b) the monthly premium that must be paid to continue the group health benefits; and (c) the times and manner in which premium payments must be made.

                        If the employee's spouse fails to give us notice or fails to pay any premium on time, he waives his right to continue the group health benefits under this plan.







                                                                            P.13

--------------------------------------------------------------------------------

WHEN CONTINUATION
ENDS This continuation ends for each covered person on the earliest of the following: (a) the end of the period for which the last premium payment was made; (b) the date the person becomes covered for similar benefits under another group plan; (c) the date the employee's then insured spouse remarries; (d) with respect to each dependent, the date such dependent ceases to be an eligible dependent as defined in the group plan, but not less than 120 days after the date the group health benefits would otherwise end in the absence of this continuation; (e) two years from the date continuation starts, if the insured spouse has not reached age 55 when the employee dies or the marriage ends; (f) the date the insured spouse becomes qualified or otherwise eligible for Medicare, if the insured spouse has reached age 55 when the employee dies or retires, or the marriage ends.

THE RIGHT TO
CONVERT When this continuation ends, conversion rights which the covered person may be entitled to shall be available to him according to all the terms and conditions of this plan.



                                                                     B240.0140-R

















                                                                            P.14

--------------------------------------------------------------------------------
ELIGIBILITY FOR MAJOR MEDICAL COVERAGE
--------------------------------------------------------------------------------

                                                                     B449.0037-R

                                                               EMPLOYEE COVERAGE
--------------------------------------------------------------------------------

ELIGIBLE EMPLOYEES      To be eligible for EMPLOYEE coverage you must be an
                        active FULL-TIME/PART-TIME EMPLOYEE or a QUALIFIED
                        RETIREE. And you must belong to a class of EMPLOYEES covered by this PLAN.

                                                                     B489.0131-R

WHEN YOUR
COVERAGE STARTS         EMPLOYEE benefits are scheduled to start on the
                        effective date shown on the sticker attached to the inside front cover of this booklet.

                        But you must be actively at work on a
                        FULL-TIME/PART-TIME basis unless you are a QUALIFIED RETIREE, on the scheduled effective date. And you must have met all of the applicable conditions explained above, and any applicable waiting period. If you are an active FULL-TIME/PART-TIME EMPLOYEE and are not actively at work on the date your insurance is scheduled to start, unless you are disabled, we will postpone your coverage until the date you return to active FULL-TIME/PART-TIME work.

                        If you are a QUALIFIED RETIREE, you can not be confined in a health care facility on the scheduled effective date of coverage. If you are confined on that date, we will postpone your coverage until the day after you are discharged. And you must also have met all of the applicable conditions of eligibility and any applicable waiting period in order for coverage to start.

                        Sometimes, the effective date shown on the sticker or in the endorsement is not a regularly scheduled work day. But coverage will still start on that date if you were actively at work on a FULL-TIME/PART-TIME basis on your last regularly scheduled work day.



                                                                     B449.0146-R

WHEN YOUR
COVERAGE ENDS           If you are an active FULL-TIME/PART-TIME EMPLOYEE, your
                        coverage ends on the date your active
                        FULL-TIME/PART-TIME service ends for any reason, other than disability. Such reasons include death, retirement
                        (except for QUALIFIED RETIREES), layoff, leave of absence and the end of employment.

                        It also ends on the date you stop being a member of a class of employees eligible for insurance under this plan, or when this plan ends for all EMPLOYEES. And it ends when this PLAN is changed so that benefits for the class of EMPLOYEES to which you belong ends.

                        Read this booklet carefully if your coverage ends. You may have the right to continue certain group benefits for a limited time. And you may have the right to replace certain group benefits with converted policies.


                                                                     B449.0115-R



                                                                            P.15

                                                              DEPENDENT COVERAGE
--------------------------------------------------------------------------------

                                                                     B200.0271-R

ELIGIBLE DEPENDENTS
FOR DEPENDENT
MAJOR MEDICAL
BENEFITS Your ELIGIBLE DEPENDENTS are: your legal spouse; your same sex domestic partner who meets the eligibility criteria on the Domestic Partner statement; your unmarried dependent children who are under age 19; and your unmarried dependent children, from age 19 until their 26th birthday, who are enrolled as full-time students at accredited schools.

                        "Unmarried dependent children" include your dependent grandchildren who reside with you or if you are named in a court order as having legal custody or the parent of the grandchild(ren) is an eligible dependent child(ren) of your same sex domestic partner if they meet the criteria for unmarried natural children and their primary residence is with the employee.

                                                                     B200.0496-R

ADOPTED CHILDREN
AND STEP-CHILDREN       Your "unmarried dependent children" include your legally
                        adopted children and your step-children, if their primary residence is with you or you claim the dependent on your tax return. We treat a child as legally adopted from the time the child is placed in your home for the purpose of adoption. We treat such a child this way whether or not a final adoption order is ever issued.

                        The "Pre-Existing Conditions" provision of the major medical portion of this plan, if any, does not apply to an adopted child, if the child: (a) is adopted or placed for adoption prior to his or her 18th birthday; and (b) becomes covered by this plan within 30 days of such placement.

DEPENDENTS NOT
ELIGIBLE We exclude any dependent who is insured by this PLAN as an EMPLOYEE. And we exclude any dependent who is on active duty in any armed force.

                                                                     B200.0480-R

HANDICAPPED
CHILDREN You may have an unmarried child with a mental or physical handicap, or developmental disability, who can't support himself or herself. Subject to all of the terms of this coverage and the PLAN, such a child may stay eligible for dependent benefits past this coverage's age limit.

                        The child will stay eligible as long as he or she stays unmarried and unable to support himself or herself, if:
                        (a) his or her conditions started before he or she reached this coverage's age limit; (b) he or she became insured by this coverage before he or she reached the age limit, and stayed continuously insured until he or she reached such limit; and (c) he or she depends on you for most of his or her support and maintenance.

                        But, for the child to stay eligible, you must send us written proof that the child is handicapped and depends on you for most of his or her support and maintenance. You have 31 days from the date the child reaches the age limit to do this. We can ask for periodic proof that the child's condition continues. But, after two years, we can't ask for this proof more than once a year.

                        The child's coverage ends when yours does.


                                                                     B449.0042-R


                                                                            P.16

--------------------------------------------------------------------------------

WHEN DEPENDENT
COVERAGE STARTS         In order for your dependent coverage to start you must
                        already be insured for employee major medical coverage, or enroll for employee and dependent major medical coverage at the same time. The date your dependent coverage starts depends on when you elect to enroll your INITIAL DEPENDENTS and agree to make any required payments.

                        If you do this on or before your ELIGIBILITY DATE, each INITIAL DEPENDENT'S coverage is scheduled to start on the later of your ELIGIBILITY DATE and the date you become insured for employee coverage.

                        If you do this within or after the ENROLLMENT PERIOD, each INITIAL DEPENDENT'S coverage is scheduled to start on the later of the date you sign the enrollment form and the date you become insured for employee coverage.

                        However, if you do this after the ENROLLMENT PERIOD, each INITIAL DEPENDENT is considered a LATE ENROLLEE, and is subject to this coverage's pre-existing conditions limitation for LATE ENROLLEES.

                        Once you have coverage for your INITIAL DEPENDENTS, you must notify us when you acquire any new dependents, and agree to make any additional require payments. The NEWLY ACQUIRED DEPENDENT'S major medical coverage will start on the date you sign the enrollment form, if you notify us within 30 days of the date the dependent is acquired. If you fail to notify us within 30 days of the date the dependent is acquired, the dependent is considered a LATE ENROLLEE, and is subject to this coverage's pre-existing conditions limitation for LATE ENROLLEES.

                        A LATE ENROLLEE is a dependent who the employee fails to enroll for major medical coverage: (a) during the ENROLLMENT PERIOD if the dependent is an INITIAL DEPENDENT; (b) within 30 days of the date a dependent becomes an ELIGIBLE DEPENDENT, if the dependent is not an INITIAL DEPENDENT; or (c) during a SPECIAL ENROLLMENT PERIOD, as described below.

                        However, if you elect to enroll a dependent in this coverage after you previously waived major medical coverage under this PLAN for the dependent, because the dependent was covered under another group plan, and, upon his or her notification by us of this requirement, you stated this in writing at the time of the waiver, we will not consider the dependent to be a LATE ENROLLEE, if the dependent's coverage under the other plan ends due to:

                        (a) the exhaustion of a COBRA continuation of coverage;

                        (b)         a death, divorce or legal separation;

                        (c) the end of employment or reduction of work hours; or

                        (d) the end of employer contributions toward the other plan, or the end of the other plan.

                        But you must enroll the dependent in this coverage within 30 days of the date his or her coverage under the other plan ends. And the dependent must still be an ELIGIBLE DEPENDENT.



                                                                            P.17

--------------------------------------------------------------------------------

                        Also, a dependent will not be considered a LATE ENROLLEE if he or she is enrolled during a SPECIAL ENROLLMENT PERIOD. A special enrollment period means a 30 day period which begins on the later of: (a) the date dependent major medical coverage is made available under this PLAN; and (b) the date you acquire an ELIGIBLE DEPENDENT through marriage, birth, adoption or placement for adoption. You may enroll an eligible spouse who was previously not enrolled at this time.

                        And a dependent will not be considered to be a LATE ENROLLEE if he or she is enrolled due to a court order which mandates that you provide this major medical coverage for such dependent.


                                                                     B449.0158-R

NEWBORN CHILDREN        We cover your newborn child, including a newborn
                        dependent grandchild who resides with you, for dependent benefits, from the moment of birth, if you are already covered for dependent child coverage when the child is born. If you do not have dependent coverage when the child is born, we cover the child for the first 31 days from the moment of birth. To continue the child's coverage past the 31 days, you must enroll the child and agree to make any required premium payments within 31 days of the date the child is born. If you fail to do this, the child's coverage will end at the end of the 31 days, and when again enrolled, the child will be considered a late enrollee, and is subject to this coverage's pre-existing conditions limitations for late enrollees. The child's coverage starts on the date the enrollment form is signed.


                                                                     B449.0190-R

WHEN DEPENDENT
COVERAGE ENDS           Dependent coverage ends on the last day of the month for
                        all of your dependents when your EMPLOYEE coverage ends.
                        But if you die while insured, we'll automatically continue dependent benefits for those of your dependents who are insured when you die. We'll do this for six months at no cost, provided: (a) the group PLAN remains in force; (b) the dependents remain ELIGIBLE DEPENDENTS;
                        and (c) in the case of a spouse, the spouse does not remarry.

                        If a surviving dependent elects to continue his or her dependent benefits under this PLAN'S "Federal Continuation Rights" provision, or under any other continuation provision of this PLAN, if any, this free continuation period will be provided as the first six months of such continuation. Premiums required to be paid by, or on behalf of a surviving dependent will be waived for the first six months of continuation, subject to restrictions (a), (b) and (c) above. After the first six months of continuation, the remainder of the continuation period, if any, will be subject to the premium requirements, and all of the terms of the "Federal Continuation Rights" or other continuation provisions.

                        Dependent coverage also ends for all of your dependents when you stop being a member of a class of EMPLOYEES eligible for such coverage. And it ends when this PLAN ends, or when dependent coverage is dropped from this PLAN for all EMPLOYEES or for an EMPLOYEE'S class.



                                                                            P.18

--------------------------------------------------------------------------------

                        An individual dependent's coverage ends when he or she stops being an ELIGIBLE DEPENDENT. This happens to a child on the last day of the month in which the child attains this coverage's age limit, when he or she marries, or when a step-child is no longer dependent on the EMPLOYEE for support and maintenance. It happens to a spouse when a marriage ends in legal divorce or annulment.

                        Read this plan carefully if dependent coverage ends for any reason. Dependents may have the right to continue certain group benefits for a limited time. And they may have the right to replace certain group benefits with converted policies.

                                                                     B449.0051-R































                                                                            P.19

--------------------------------------------------------------------------------
CERTIFICATE AMENDMENT
--------------------------------------------------------------------------------

                        This rider amends the "Dependent Coverage" provisions as follows:

                        An employee's domestic partner will be eligible for major medical coverage under this plan. Coverage will be provided subject to all the terms of this plan and to the following limitations:

                        To qualify for such coverage, both the employee and his or her domestic partner must:

                        *           be 18 years of age or older;

                        * be unmarried, constitute each other's sole domestic partner and not have had another domestic partner in the last 12 months;

                        * share the same permanent address for at least 12 consecutive months and intend to do so indefinitely;

                        * share joint financial responsibility for basic living expenses including food, shelter and medical expenses;

                        * not be related by blood to a degree that would prohibit marriage in the employee's state of residence; and

                        * be financially interdependent which must be demonstrated by at least four of the following:

                                    a.          ownership of a joint bank
                                                account;

                                    b.          ownership of a joint credit
                                                account;

                                    c.          evidence of a joint mortgage or
                                                lease;

                                    d.          evidence of joint obligation on
                                                a loan;

                                    e.          joint ownership of a residence;

                                    f.          evidence of common household
                                                expenses such as utilities or
                                                telephone;

                                    g.          execution of wills naming each
                                                other as executor and/or
                                                beneficiary;

                                    h.          granting each other durable
                                                powers of attorney;

                                    i.          granting each other health care
                                                powers of attorney;

                                    j.          designation of each other as
                                                beneficiary under a retirement
                                                benefit account; or

                                    k.          evidence of other joint
                                                financial responsibility.

                        The employee must complete a "Declaration of Domestic Partnership" attesting to the relationship.

                        The domestic partner's dependent children will be eligible for coverage under this plan on the same basis as if the children were the employee's dependent children.





                                                                            P.20

--------------------------------------------------------------------------------


                        Coverage for the domestic partner and his or her dependent children ends when the domestic partner no longer meets the qualifications of a domestic partner as indicated above. Upon termination of a domestic partnership, a "Statement of Termination" must be completed and filed with the employer. Once the employee submits a "Statement of Termination," he or she may not enroll another domestic partner for a period of 12 months from the date of the previous termination.

                        And, the domestic partner and his or her children will be not eligible for:

                                    a.          survivor benefits upon the
                                                employee's death as explained
                                                under the "When Dependent
                                                Coverage Ends" section;

                                    b.          continuation of major medical
                                                coverage as explained under the
                                                "Federal Continuation Rights"
                                                section and under any other
                                                continuation rights section of
                                                this plan, unless the employee
                                                is also eligible for and elects
                                                continuation; or

                                    c.          conversion of major medical
                                                coverage as explained under the
                                                "Converting This Group Health
                                                Insurance" section of this plan.

                        This rider is a part of this plan. Except as stated in this rider, nothing contained in this rider changes or affects any other terms of this plan.

                                                                     B210.0014-R










                                                                            P.21

--------------------------------------------------------------------------------
MAJOR MEDICAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        This page provides a quick guide to some of the Major Medical PLAN features which people most often want to know about. But it's not a complete description of your Major Medical PLAN. Read the following pages carefully for a complete explanation of what we pay, limit and exclude.

BENEFIT YEAR CASH
DEDUCTIBLE              PER COVERED PERSON .................................None

CO-PAYMENTS             For most COVERED CHARGES ..................No CO-PAYMENT

                        NOTE: There may be different CO-PAYMENTS for some types of charges. Read all provisions of this PLAN carefully.

BENEFIT YEAR
PAYMENT LIMITS          Benefit year payment limit for preventive
                        health care ...................................Unlimited

LIFETIME LIMITS         Lifetime payment limit for most SICKNESSES
                        or INJURIES ...............................$2,000,000.00

                        NOTE: Some provisions have BENEFIT YEAR or treatment period limits. Read all provisions of this PLAN carefully.




                                                                            P.22

--------------------------------------------------------------------------------
MAJOR MEDICAL EXPENSE INSURANCE
--------------------------------------------------------------------------------

                        This insurance will pay many of the medical expenses incurred by you and those of your COVERED DEPENDENTS who are insured for major medical coverage under this PLAN. What we pay and the terms for payment are explained below. All terms in ITALICS are defined terms with special meanings. Their definitions are shown in the "Glossary" at the back of this booklet. Other terms are defined where they are used.

                                                                     B450.1173-R

                                                               BENEFIT PROVISION
--------------------------------------------------------------------------------

                                                                     B453.0785-R

THE CASH
DEDUCTIBLE              Each BENEFIT YEAR, each COVERED PERSON must have COVERED
                        CHARGES that exceed the cash deductible before we pay any benefits to that person. The cash deductible is shown in the schedule. The cash deductible can't be met with NON-COVERED EXPENSES. Only COVERED CHARGES incurred by the COVERED PERSON while insured by this PLAN can be used to meet this deductible.

                        Once the cash deductible is met, we pay benefits for other COVERED CHARGES above the deductible amount incurred by that COVERED PERSON, less any applicable CO-PAYMENTS, for the rest of that BENEFIT YEAR. But all charges must be incurred while that COVERED PERSON is insured by this PLAN. And what we pay is based on all the terms of this PLAN.

                                                                     B453.0034-R

DEDUCTIBLE
CARRYOVER CREDIT        A COVERED PERSON may have COVERED CHARGES in the last
                        three months of a BENEFIT YEAR which are used to meet the cash deductible under this PLAN for that year. These charges will also be used to meet the deductible for the next BENEFIT YEAR.

                                                                     B450.1177-R

DEDUCTIBLE FOR
COMMON ACCIDENTS
AND SICKNESSES          Sometimes two or more COVERED FAMILY members are INJURED
                        in the same accident. If they are, we apply only one cash deductible (each BENEFIT YEAR) against all COVERED
                        CHARGES due to that accident. We do the same if two or more COVERED FAMILY members get the same contagious disease within ten days of each other. What we pay is based on all of the terms of this PLAN.

                        Each COVERED PERSON must still meet the balance of his or her own cash deductible before we pay benefits for charges due to other conditions.

                                                                     B450.1182-R

PAYMENT LIMITS          For each SICKNESS or INJURY we pay up to the payment
                        limit shown below:

                        Charges for IN-PATIENT confinement in an EXTENDED CARE
                        or REHABILITATION CENTER, per BENEFIT YEAR .............
                        ................................................100 days

                        Charges for home health care, per BENEFIT YEAR .........
                        ..............................................100 visits

                        Charges for treatment of disease or deformity of the
                        feet, per BENEFIT YEAR ........................$2,500.00



                                                                            P.23

--------------------------------------------------------------------------------

                        Charges for manipulation or adjustment of the spine, per
                        BENEFIT YEAR ..................................Unlimited

                        All Other Charges

                        Lifetime payment limit for each SICKNESS or INJURY not
                        listed above ..............................$2,000,000.00

                                                                     B453.0155-R

DAILY ROOM AND
BOARD LIMITS          * During a Period of HOSPITAL Confinement:

                        For semi-private room and board accommodations, we cover charges up to the HOSPITAL'S actual daily room and board charge.

                        For private room and board accommodations, we cover charges up to the HOSPITAL'S average daily semi-private room and board charge, or if the HOSPITAL does not have semi-private accommodations, 90% of its lowest daily room and board charge.

                        For special care units, we cover charges up to the HOSPITAL'S actual daily room and board charge.

                      * For a Confinement In an EXTENDED CARE CENTER or
                        REHABILITATION CENTER:

                        We cover the lesser of: (a) the center's actual daily room and board charge; or (b) 50% of the covered daily room and board charge made by the HOSPITAL during the COVERED PERSON'S preceding HOSPITAL confinement, for semi-private accommodations.

                                                                     B453.0158-R

BENEFITS FROM OTHER
PLANS A COVERED PERSON may be covered by two or more plans that provide similar benefits. For instance, your spouse may be covered by this PLAN and a similar plan through his or her own EMPLOYER. When another plan furnishes benefits which are similar to ours, we coordinate our benefits with the benefits from that other plan. We do this so that no one gets more in benefits than he or she incurs in charges. Read "Coordination of Benefits" to see how this works.

                        The benefits under this PLAN may also be affected by MEDICARE. See the provision "How This Plan Interacts With Medicare" for an explanation of how this works.

                                                                     B450.1190-R

                                                 EXTENDED MAJOR MEDICAL BENEFITS
--------------------------------------------------------------------------------

                        If a COVERED PERSON'S insurance ends and he or she is totally disabled and under a DOCTORS care, we extend major medical benefits for that person under this PLAN as explained below. This is to be done at no cost to you.

                        We only extend benefits for COVERED CHARGES due to the disabling condition. The charges must be incurred before the extension ends. And what we pay is subject to all of the terms of this PLAN.






                                                                            P.24

--------------------------------------------------------------------------------

                        We don't pay for charges due to other conditions. And we don't pay for charges incurred by other family members.

                        The extension ends on the earliest of: (a) the date the total disability ends; (b) one year from the date the person's insurance under this PLAN ends; or (c) the date the person has reached the payment limit for his or her disabling condition.

                        However, we won't grant an extension if the person's insurance ended because he or she failed to make required payments. And if a person receives benefits under this extension of benefits provision, he or she will not be eligible for coverage under any continuation of coverage provisions of this PLAN when the extension ends.

                        You are totally disabled if, due to SICKNESS or INJURY, you can't perform the main duties of your occupation. A COVERED DEPENDENT is totally disabled if, due to SICKNESS or INJURY, he or she can't perform the normal activities of someone his or her age. You must submit evidence to us that you or your dependent is totally disabled, if we request it.

                                                                     B453.3699-R

                                                                 COVERED CHARGES
--------------------------------------------------------------------------------

                        This section lists the types of charges we cover. But what we pay is subject to all the terms of this PLAN. Read the entire PLAN to find out what we limit or exclude.

                                                                     B450.1194-R

HOSPITAL CHARGES        We cover charges for HOSPITAL room and board and ROUTINE
                        NURSING CARE, up to the daily room and board limit, when it is provided to you by a HOSPITAL on an INPATIENT basis. And we cover other medically necessary HOSPITAL services and supplies provided to you during the INPATIENT confinement.

                        If you incur charges as an INPATIENT in a special care unit, we cover the charges, up to the daily room and board limit for special care units.

                        We also cover outpatient HOSPITAL services. These include emergency room treatment, and services provided by a HOSPITAL outpatient clinic.

                        Any charges in excess of the HOSPITAL daily room and board limit are a NON-COVERED EXPENSE.

                                                                     B453.0177-R

PRE-ADMISSION
TESTING CHARGES         We cover pre-admission tests needed for a planned
                        HOSPITAL admission or surgery. We cover these tests if:
                        (a) the tests are done within seven days of the planned admission or surgery; and (b) the tests are accepted by the HOSPITAL in place of the same post-admission tests.

                        We don't cover tests that are repeated after admission or before surgery, unless the admission or surgery is deferred solely due to a change in the COVERED PERSON'S health.




                                                                            P.25

--------------------------------------------------------------------------------

EXTENDED CARE AND
REHABILITATION
CHARGES We cover charges, up to the daily room and board limit, for room and board and ROUTINE NURSING CARE provided to you or a COVERED DEPENDENT on an INPATIENT basis in an EXTENDED CARE CENTER or REHABILITATION CENTER. Charges above the daily room and board limit are a NON-COVERED EXPENSE.

                        And we cover all other medically necessary services and supplies provided to you or your COVERED DEPENDENT during the confinement. But the confinement must start within 14 days of a HOSPITAL stay. And we only cover the first 100 days of confinement in each BENEFIT YEAR. Charges for any additional days are a NON-COVERED EXPENSE.

                        We also cover outpatient services furnished by an extended care or REHABILITATION CENTER.

                                                                     B450.1196-R

HOME HEALTH CARE
CHARGES When home health care can take the place of INPATIENT care, we cover such care furnished to you or a COVERED DEPENDENT under a written home health care plan. We cover medically necessary services or supplies, including prescribed drugs, which we would have covered if you or your COVERED DEPENDENT had been an INPATIENT in a recognized facility. But payment is subject to all of the terms of this PLAN and all of the conditions below:

                        The COVERED PERSON'S DOCTOR must certify that home health care is needed in place of INPATIENT care in a recognized facility.

                        The services and supplies must be: (a) ordered by the COVERED PERSON'S doctor; (b) included in the home health care plan; and (c) furnished by, or coordinated by, a home health care agency according to the written home health care plan. The services and supplies must be furnished by health care professionals with skills equivalent to the skilled professional care furnished in recognized facilities.

                        The home health care plan must be set up in writing by the COVERED PERSON'S DOCTOR within 14 days after home health care starts. And it must be reviewed by the COVERED PERSON'S DOCTOR at least once every 60 days.

                        We only cover the first 100 home health care visits each BENEFIT YEAR. Home health care charges after the first 100 visits in a BENEFIT YEAR are a NON-COVERED EXPENSE.

                        Each visit by a home health aide, NURSE, or other recognized provider whose services are authorized under the home health care plan can last up to four hours.

                        We don't pay for: (i) services furnished to family members, other than the patient; or (ii) services and supplies not included in the home health care plan.

                                                                     B450.1197-R

DOCTOR'S CHARGES
FOR NON-SURGICAL
CARE AND TREATMENT      We cover DOCTOR'S charges for the medically necessary
                        non-surgical care and treatment of a SICKNESS or INJURY.






                                                                            P.26

--------------------------------------------------------------------------------


DOCTOR'S CHARGES
FOR SURGERY             We cover DOCTOR'S charges for medically necessary
                        surgery. We don't pay for cosmetic surgery. But we cover reconstructive surgery needed due to a SICKNESS or INJURY. This surgery can be performed either at the same time as, or after, other needed surgery. We also cover reconstructive surgery needed due to a functional birth defect in a COVERED DEPENDENT child.

SECOND OPINION
CHARGES We cover DOCTOR'S charges for a second opinion and charges for related X-rays and tests when a COVERED PERSON is advised to have surgery or enter a HOSPITAL. If the second opinion differs from the first, we cover charges for a third opinion. We cover such charges if the DOCTORS who give the opinions: (a) are board certified and qualified, by reason of their specialty, to give an opinion on the proposed surgery or HOSPITAL admission; (b) are not business associates of the DOCTOR who recommended the surgery; and (c) in the case of a second surgical opinion, they do not perform the surgery if it's needed.

AMBULATORY SURGICAL
CENTER CHARGES          We cover charges made by an AMBULATORY SURGICAL CENTER
                        in connection with covered surgery.

                                                                     B453.0063-R

HOSPICE CARE
CHARGES We cover charges made by a HOSPICE for palliative and supportive care furnished to a terminally ill COVERED PERSON under a HOSPICE care program.

                        "Palliative and supportive care" means care and support aimed mainly at lessening or controlling pain or symptoms; it makes no attempt to cure the COVERED PERSON'S terminal illness.

                        HOSPICE care must be furnished according to a written "hospice care program." A "hospice care program" is a coordinated program for meeting the special needs of the terminally ill COVERED PERSON. It must be set up and reviewed periodically by the COVERED PERSON'S DOCTOR.

                        Under a HOSPICE care program, subject to all the terms of this PLAN, we cover any services and supplies including prescription drugs, to the extent they are otherwise covered by this PLAN. Services and supplies may be furnished on an INPATIENT and outpatient basis.

                        The services and supplies must be: (1) needed for palliative and supportive care; (2) ordered by the COVERED PERSON'S DOCTOR; (3) included in the HOSPICE care program; and (4) furnished by, or coordinated by a HOSPICE.

                        We don't pay for: (a) services and supplies provided by volunteers or others who do not regularly charge for their services; (b) funeral services and arrangements;
                        (c) legal or financial counseling or services; (d) treatment not included in the HOSPICE care plan; (e) services supplied to family members, other than the terminally ill COVERED PERSON; or (f) counseling of any type which is for the sole purpose of adjusting to the terminally ill COVERED PERSON'S death.

                                                                     B450.1199-R



                                                                            P.27

--------------------------------------------------------------------------------


PREVENTIVE CARE         We cover charges for routine physical exams including
                        related laboratory tests and X-rays. We also cover charges for immunizations and vaccines. But we limit what we pay each BENEFIT YEAR to the benefit year payment limit shown in the schedule.

                                                                     B450.1316-R

MAMMOGRAMS              We pay benefits for COVERED CHARGES for mammograms
                        provided to a covered woman. We treat such charges the same way we treat any other COVERED CHARGES for SICKNESS. But, what we pay is based on all the terms of this PLAN and the following limitations.

                                                                     B450.1374-R

OTHER COVERED
MEDICAL SERVICES
AND SUPPLIES            We cover anesthetics and their administration;
                        inhalation therapy; hemodialysis; radiation and chemotherapy; physical therapy by a licensed physical therapist; casts; splints; and surgical dressings.

                        We cover the initial fitting and purchase of braces, trusses, orthopedic footwear and crutches.

                        We cover blood, blood products, and blood transfusions. But we don't pay for blood which has been donated or replaced on behalf of you or a COVERED DEPENDENT.

                        We cover medically necessary charges for transporting you or a COVERED DEPENDENT to: (a) a local HOSPITAL if needed care and treatment can be provided by a local HOSPITAL; or (b) the nearest HOSPITAL where medically necessary care and treatment can be given, if a local HOSPITAL can't provide this treatment. But it must be connected with an INPATIENT confinement. It can be by professional ambulance service, train or plane. But we don't pay for chartered air flights. And we won't pay for other travel or communication expenses of patients, DOCTORS, NURSES or family members.

                        We cover charges for the rental of DURABLE MEDICAL EQUIPMENT needed for therapeutic use. At our option, and with our advance written approval, we may cover the purchase of such items when it is less costly and more practical than rental. But we don't pay for: (1) any purchases without our advance written approval; (2) replacements or repairs; or (3) the rental or purchase of items (such as air conditioners, exercise equipment, saunas and air humidifiers) which do not fully meet the definition of DURABLE MEDICAL EQUIPMENT.

                                                                     B450.1202-R

                        We cover charges made by a NURSE for medically necessary private duty nursing care.

                                                                     B450.1203-R

                        We cover X-rays and laboratory tests which are medically necessary to treat a SICKNESS or INJURY.

                                                                     B453.0102-R


                                                                            P.28

                                        CHARGES COVERED WITH SPECIAL LIMITATIONS
--------------------------------------------------------------------------------

RECOGNIZED
PROVIDERS               COVERED CHARGES must be provided by recognized
                        providers. The providers we recognize are listed in the glossary. We recognize both public and private facilities. But all providers must be properly licensed or certified under all applicable state and local laws to provide the services they render, and be operating within the scope of their license.

PROVIDERS WE DON'T
RECOGNIZE               We don't recognize: (a) rest homes; (b) old age homes;
                        (c) places that mainly provide CUSTODIAL CARE, education or training; or (d) nurses' aides, home attendants, nutritionists, dieticians, or massage therapists unless this PLAN provides specific benefits for their services.

                                                                     B450.1206-R

DENTAL CARE AND
TREATMENT               We cover: (a) the diagnosis and treatment of oral tumors
                        and cysts; and (b) the surgical removal of impacted teeth.

                        We also cover treatment of an INJURY to natural teeth or the jaw, but only if: (a) the INJURY occurs while the COVERED PERSON is insured; (b) the INJURY was not caused, directly or indirectly by biting or chewing; and
                        (c) all treatment is finished within six months of the date of the INJURY. Treatment includes replacing natural teeth lost due to such INJURY. But in no event do we cover orthodontic treatment.

PROSTHETIC DEVICES      We limit what we pay for prosthetic devices. We cover
                        only the initial fitting and purchase of artificial limbs and eyes, and other prosthetic devices. And they must take the place of a natural part of a COVERED
                        PERSON'S body, or be needed due to a functional birth defect in a COVERED DEPENDENT child. We don't pay for replacements or repairs, or for wigs, or dental prosthetics or devices.

                                                                     B450.1207-R

IF THIS PLAN
REPLACES ANOTHER
PLAN The employer who purchased this PLAN may have purchased it to replace a plan he had with some other insurer.

                        When this happens, we cover a COVERED PERSON'S pre-existing condition, if: (a) the covered person was insured by this EMPLOYER'S old plan; and (b) the EMPLOYER'S old plan would have paid benefits for the condition. But this PLAN must start within 90 days after the EMPLOYER'S old plan ends.

                        We limit our payments to the lesser of: (a) what the EMPLOYER'S old plan would have paid; or (b) what we'd normally pay. And we deduct any benefits actually paid by the EMPLOYER'S old plan under any extension provision.

                        The COVERED PERSON may have incurred charges for covered expenses under the EMPLOYER'S old plan before it ended. If so, these charges will be used to meet this PLAN'S deductible if: (a) the charges were incurred during the calendar year in which this PLAN starts; (b) this PLAN would have paid benefits for the charges, if this PLAN had been in effect; (c) the COVERED PERSON was covered by the old plan when it ended and enrolled in this PLAN on its effective date; and (d) this PLAN starts within 90 days after the old plan ends.


                                                                     B453.3698-R


                                                                            P.29

                                        CHARGES COVERED WITH SPECIAL LIMITATIONS
--------------------------------------------------------------------------------

TREATMENT OF
INFERTILITY             We cover charges for the treatment of infertility.
                        Infertility treatment includes, but is not limited to, in vitro fertilization, uterine embryo lavage, embryo transfer, artificial insemination, gamete intrafallopian tube transfer, zygote intrafallopian transfer and low tubal ovum transfer.

                        We cover treatments that include oocyte retrievals. However, we don't cover charges for oocyte retrievals if the COVERED PERSON has already received four completed oocyte retrievals during such COVERED PERSON'S lifetime. But, if a live birth follows a completed oocyte retrieval, we cover two additional completed oocyte retrievals.

                        We don't cover charges for: (a) reversal of sterilization procedures such as reversal of vasectomy or tubal ligation; (b) psychiatric sex therapy; (c) medical services rendered to a surrogate for purposes of childbirth; (d) cryopreservation and storage of sperm, eggs and embryos, unless subsequent medically necessary procedures using the cryopreserved substance are deemed non-experimental and non-investigational; (e) selected termination of an embryo, unless the life of the mother would be in danger if all embryos were carried to full term; (f) non-medical costs on an egg or sperm donor;
                        (g) costs of travel within 100 miles of the COVERED PERSON'S home address or costs for travel that is not medically necessary, not mandated or not required by the insurance company; or (h) infertility treatments deemed experimental or investigational by the American Fertility Society or the American College of Obstetrics and Gynecology, except that when a treatment involves both experimental and non-experimental procedures, we pay benefits for the non-experimental procedures that can be delineated and separately charged.

                        The couple experiencing the infertility must have a medically documented history of unexplained infertility lasting at least one year, or the infertility must be certified by a DOCTOR as medically necessary.

                        All treatment must be performed on an outpatient basis. We do not cover INPATIENT treatment of infertility.

                        The treatment must be performed in a facility which is licensed or certified for what it does by the state in which it operates.

                        Unless this PLAN provides specific benefits, we do not cover the resulting pregnancy.

                                                                     B453.4962-R

PREGNANCY               This PLAN pays for pregnancies the same way we would
                        cover a SICKNESS.

BIRTHING CENTER
CHARGES We cover BIRTHING CENTER charges made for pre-natal care, delivery, and postpartum care in connection with you or a COVERED DEPENDENT'S pregnancy. We cover charges up to the daily room and board limit for the room and board and routine nursing care when INPATIENT care is provided to you or a COVERED DEPENDENT by a BIRTHING CENTER. But charges above the daily room and board limit are a NON-COVERED EXPENSE.




                                                                            P.30

--------------------------------------------------------------------------------

                        We cover all other medically necessary services and supplies during the confinement. But, unless this PLAN provides specific benefits, we don't cover routine nursery charges for the newborn child.

                                                                     B450.1213-R

BENEFITS FOR A
COVERED NEWBORN
CHILD Subject to all of the terms of this PLAN, we cover the care and treatment of your covered newborn child if he or she is sick, injured, premature, or born with a congenital birth defect.

                        And we cover charges for your child's routine nursery care while he or she is in the HOSPITAL. This includes:
                        (a) nursery charges; (b) charges for routine DOCTOR'S examinations and tests; and (c) charges for routine procedures, like circumcision. But, unless this PLAN provides specific benefits, we don't pay for the routine care of the child once he or she leaves the HOSPITAL.

                                                                     B450.1215-R

SPEECH THERAPY          We cover speech therapy when needed due to a SICKNESS or
                        INJURY. But we exclude speech therapy services that are educational in any part, or due to: articulation disorders; tongue thrust; stuttering; lisping; abnormal speech development; changing an accent; dyslexia;
                        hearing loss which is not medically documented; or similar disorders.

                                                                     B450.1217-R

TREATMENT FOR
SPINAL MANIPULATION     We do not limit what we cover for SPINAL MANIPULATION
                        per BENEFIT YEAR. And we cover no more than two modalities per visit. Charges for such treatment above these limits are a NON-COVERED EXPENSE.

                                                                     B450.1218-R

DISEASES OR
DEFORMITY OF THE
FEET We pay benefits for COVERED CHARGES for treatment of SICKNESS or deformity below the ankle.

                                                                     B450.1219-R

TREATMENT FOR
OBESITY We limit what we pay for the treatment of obesity. If a COVERED PERSON is morbidly obese, we cover visits to a DOCTOR'S office, and related laboratory tests for the treatment of the morbid obesity. But we only cover one course of treatment. "Morbidly obese" means the COVERED PERSON weighs at least twice as much as a normal person of the same height, age and sex. Treatment must be provided by a DOCTOR on an outpatient basis according to a written treatment plan.

                        We don't pay for anything not included in the written treatment plan. And we don't pay for appetite or weight control drugs, dietary supplements, special foods or food supplements, health or weight control centers or resorts, health club memberships or exercise equipment.

                        A course of treatment begins and ends as specified in the treatment plan, or sooner if the COVERED PERSON discontinues treatment.

                        We exclude more than one course of treatment or repeated attempts to lose weight. And we exclude all treatment of obesity for any COVERED PERSON who is not morbidly obese.

                                                                     B450.1220-R



                                                                            P.31

--------------------------------------------------------------------------------

TMJ AND
CRANIOMANDIBULAR
DISORDERS               We pay benefits for COVERED CHARGES for the medically
                        necessary care and treatment of temporomandibular joint disorder (TMJ) and craniomandibular disorder in a COVERED PERSON. We treat such charges the same way we treat any other COVERED CHARGES for SICKNESS. But what we pay is based on all of the terms of this PLAN.

                        Unless this PLAN provides specific benefits, we don't cover any charges for the dental treatment of TMJ and craniomandibular disorders.

                                                                     B453.4628-R

INVESTIGATIONAL
CANCER TREATMENTS       Anything in this PLAN to the contrary notwithstanding,
                        we cover charges for routine patient care in connection with investigational cancer treatment in an approved cancer research trial. But, the care must be: (1) medically necessary; and (2) for a COVERED PERSON who has been diagnosed by his or her DOCTOR with a life-threatening terminal illness related to cancer.

                        We treat such charges the same way we treat COVERED CHARGES for a SICKNESS. But, what we pay is based on all the terms of this PLAN and subject to a maximum limit of $10,000 in each calendar year.

                        "Routine patient care" includes: (a) blood tests; (b) x-rays; (c) bone scans; (d) magnetic resonance images;
                        (e) patient visits; (f) HOSPITAL stays; or (g) other similar care generally provided to the COVERED PERSON in standard cancer treatment. Routine patient care does not include: (i) clinical trial therapies, regimens, or any combination of them; (ii) drugs or pharmaceuticals in connection with an approved clinical trial; (iii) goods, services, or benefits that are generally furnished without charge in connection with an approved cancer research trial; (iv) charges for added costs associated with the provision of goods, services, or benefits previously provided, paid for, or reimbursed; (v) treatments or services prescribed for the convenience of the COVERED PERSON or DOCTOR; or (vi) similar care.

                        "Approved cancer research trial" means a clinical trial that meets all of the conditions listed below:

                        * the effectiveness of the treatment has not been
                          determined relative to established therapies;

                        * the trial is under clinical investigation as part of
                          an approved cancer research trial in Phase II, Phase III, or Phase IV of investigation;

                        * the trial has been approved by the Department of
                          Health and Human Services, the Director of the National Institutes of Health (NIH), the Commissioner of the Food and Drug Administration (FDA) in the form of an investigational new drug, a qualified nongovernmental cancer research entity as defined in NIH guidelines, or a peer reviewed and approved cancer research program as defined by the U.S. Secretary of Health and Human Services;

                        * the trial is conducted for the primary purpose of
                          determining whether or not a cancer treatment is safe or efficacious or has any other characteristic of a cancer treatment that must be demonstrated in order for the cancer treatment to be medically necessary or appropriate;

                        * the trial is being conducted at multiple sites;




                                                                            P.32

--------------------------------------------------------------------------------

                        * the COVERED PERSON'S primary care DOCTOR, if any, is
                          involved in the coordination of care; and

                        * the results of the cancer research trial will be
                          submitted for publication in peer reviewed scientific studies, research or literature published in, or accepted for publication by, medical journals that meet nationally recognized requirements for scientific manuscripts and that submit most of their published articles for review by experts who are not part of the editorial staff. These studies may include those conducted by, or under the auspices of, the federal government's Agency for Health Care Policy and Research, NIH, National Cancer Institute, National Academy of Sciences, Health Care Financing Administration, and any national board recognized by the NIH for the purpose of evaluating the medical value of health services.

                          Unless this PLAN provides specific benefits, we don't cover any other charges for routine care or EXPERIMENTAL TREATMENT.

                                                                     B453.6813-R

RECONSTRUCTIVE
SURGERY FOLLOWING A
MASTECTOMY              We pay benefits for COVERED CHARGES for reconstructive
                        surgery following a mastectomy. What we pay is subject to all the terms of this PLAN and to the following limitations.

                        We cover charges for: (a) breast reconstruction following surgery for a mastectomy; (b) surgery and reconstruction of the other breast to produce a symmetrical appearance; and (c) prostheses and physical complications for all stages of a mastectomy, including lymphedemas.

                                                                     B453.5650-R

MENTAL AND NERVOUS
CONDITIONS AND
DRUG ABUSE              We pay for the treatment of MENTAL AND NERVOUS
                        CONDITIONS and drug abuse. We include a SICKNESS under this provision if it manifests symptoms which are primarily mental or nervous, regardless of any underlying physical cause.

                        Inpatient coverage: A COVERED PERSON may receive such treatment as an INPATIENT in a HOSPITAL, RESIDENTIAL TREATMENT FACILITY, or in a MENTAL HEALTH or DRUG ABUSE CENTER. If so, we will pay benefits for the COVERED CHARGES he or she incurs for such treatment, the same way we would for any other SICKNESS.

                        A treatment period starts on the date that a COVERED PERSON is confined for such treatment. It ends on the date the COVERED PERSON has resumed and carried out the normal activities of a healthy person of the same age for 12 consecutive months.

                        Outpatient coverage: A COVERED PERSON may also receive such treatment as an outpatient.

                        Outpatient treatment can be furnished by a HOSPITAL, or by a MENTAL HEALTH or DRUG ABUSE CENTER. It can also be furnished by any properly licensed or certified DOCTOR, psychologist, or social worker.

                                                                     B453.5223-R





                                                                            P.33

--------------------------------------------------------------------------------

ALCOHOL ABUSE           We pay for the treatment of alcohol abuse.

                        Inpatient coverage: You or a COVERED PERSON may receive such treatment as an INPATIENT in a HOSPITAL, RESIDENTIAL TREATMENT FACILITY, or ALCOHOL ABUSE CENTER. If so, we will pay benefits for the COVERED CHARGES you or your COVERED DEPENDENT incurs for such treatment, the same way we would for any other SICKNESS.

                        Outpatient coverage: You or a COVERED DEPENDENT may also receive such treatment as an outpatient.

                        Outpatient treatment can be furnished by a HOSPITAL, or ALCOHOL ABUSE CENTER. It can also be furnished by any properly licensed or certified DOCTOR, psychologist, or social worker.

                                                                     B450.1459-R

                                                                      EXCLUSIONS
--------------------------------------------------------------------------------

                        We don't pay for any charge identified as a NON-COVERED EXPENSE.

                        We don't pay for services and supplies for which no charge is made, or for which, in the absence of this insurance, the COVERED PERSON is not required to pay. This usually means services and supplies furnished by:
                        (a) a COVERED PERSON'S EMPLOYER, labor union or similar group, in its medical department or clinic; (b) a HOSPITAL or clinic owned or run by any government body; or (c) any public program, except MEDICAID, paid for or sponsored by any government body. But, if a charge is made and we are legally required to pay it, we will.

                        We don't pay for services and supplies which are not:
                        (a) furnished or ordered by a recognized provider; (b) medically necessary to diagnose or treat a SICKNESS or INJURY; (c) accepted by a professional medical society in the United States as beneficial for the control or cure of the SICKNESS or INJURY being treated; and (d) furnished within the framework of generally accepted methods of medical management currently used in the United States.

                        We don't pay for EXPERIMENTAL TREATMENT.

                        We don't pay for care and treatment of SICKNESS or INJURY caused, directly or indirectly, by declared or undeclared war or act of war. And we don't pay for care and treatment of SICKNESS or INJURY which occurs while a COVERED PERSON is on active duty in any armed force.

                        We don't pay for services or supplies furnished by close relatives. By "close relatives" we mean: (a) your spouse, children, parents, brothers and sisters; and (b) any person who is part of your household. And we don't pay for services or supplies furnished by business or professional associates of you or your family.

                                                                     B450.1223-R



                                                                            P.34

--------------------------------------------------------------------------------

                        We don't pay for care and treatment needed due to: (a) an on-the-job or job-related INJURY; or (b) SICKNESS or INJURY for which benefits are payable by Worker's Compensation or similar laws.

                                                                     B450.1225-R

                        We don't pay for care and treatment of conditions caused, directly or indirectly, by: (a) a COVERED PERSON taking part in a riot or other civil disorder; or (b) a COVERED PERSON taking part in the commission of a felony.

                                                                     B450.1226-R

                        We don't pay for personal comfort items, like TV's and phones. And we don't pay for items which are generally useful to the patient's household, including but not limited to first aid kits, exercise equipment, air conditioners, humidifiers and saunas.

                        We don't pay for CUSTODIAL CARE, education or training. And we don't pay for room and board in a rest home, old age home, or any place which is mainly a school.

                        We don't pay for wigs, toupees, hair transplants, hair weaving or any drug used to restore hair growth.

                                                                     B450.1227-R

                        We don't pay for room or board charges for a COVERED PERSON in any facility for any period of time during which he or she was not physically present.

                        We don't pay for cosmetic surgery, except for reconstructive surgery needed due to a SICKNESS or INJURY as explained in the provision "Doctor's Charges for Surgery."

                                                                     B450.1232-R

                        We don't pay for ambulance services used to transport a COVERED PERSON from a HOSPITAL or other health care facility, unless the COVERED PERSON is being transferred to another INPATIENT health care facility.

                        We don't pay for services and supplies which are specifically limited or excluded in other parts of this PLAN.

                                                                     B450.1239-R

                                                       HOSPITAL BILL AUDIT BONUS
--------------------------------------------------------------------------------

                        We pay a cash bonus to any covered person who shows us that he was overcharged by $10.00 or more on his hospital bill. But the error must be for a covered charge. To get the bonus, the covered person must obtain a corrected bill and send the corrected bill and the original, incorrect bill to us. The bonus equals the lesser of: (a) 50% of the overcharge; or (b) $500.00.

                                                                     B455.0002-R



                                                                            P.35

                                          CONVERTING THIS GROUP HEALTH INSURANCE
--------------------------------------------------------------------------------

IMPORTANT NOTICE        This section applies only to hospital, surgical, and
                        major medical expense coverages. In this section these coverages are referred to as "group health benefits".

                        This section does not apply to coverages which provide benefits for loss of life, loss of income due to disability, prescription drug expense, or dental expense, if provided under this plan. These coverages cannot be converted under this section.

IF AN EMPLOYEE'S
GROUP HEALTH
BENEFITS END            If an employee's group health benefits end for any
                        reason other than the group plan ending where there is a succeeding carrier, he can obtain a converted policy.
                        But, he must have been insured by the group plan for at least three months. The converted policy will cover the employee and those of his dependents whose group coverage ends.

IF AN EMPLOYEE DIES
WHILE INSURED           If an employee dies while insured, after any applicable
                        continuation period has ended, his then insured spouse may convert. The converted policy will cover the spouse and those of the employee's dependent children whose group health benefits end. If the spouse is not living, each dependent child whose group health benefits end may convert for himself.

IF AN EMPLOYEE'S
MARRIAGE ENDS           If an employee's marriage ends by legal divorce or
                        annulment, his former spouse can convert. The converted policy will cover the former spouse and those of the employee's dependent children whose group health benefits end.

WHEN A DEPENDENT
LOSES ELIGIBILITY       When an insured dependent stops being an eligible
                        dependent, as defined in this plan, he may convert. The converted policy will only cover the dependent whose group health benefits end.

HOW AND WHEN TO
CONVERT To convert, the applicant must apply to us in writing and pay the required premium. He has 31 days after his group health benefits end to do this. We don't ask for proof of insurability. The converted policy will take effect on the date the applicant's group health benefits end. If the applicant is a minor or incompetent, the person who cares for and supports the applicant may apply for him.

THE CONVERTED
POLICY The applicant may convert to one of the individual health insurance policies we normally issue for conversion at the time he applies. The converted policy will comply with the laws of the place where the applicant lives when he applies.

                        The premium for the converted policy will be based on:
                        (a) the plan the applicant selects; (b) the risk and rate class, under the group plan, of the people to be covered; and (c) the ages of the people to be covered.


RESTRICTIONS           (1) A covered person can't convert if his group health
                           benefits end because the employee has failed to make required payments.

                       (2) A covered person can't convert if he is insured for
                           similar benefits elsewhere which, together with the converted policy, would result in overinsurance by our standards. Where required, our overinsurance standards are on file with the state insurance department.



                                                                            P.36

--------------------------------------------------------------------------------


                        (3) A covered person can't convert if he's eligible for
                            Medicare by reason of age.

                        PLEASE NOTE The benefits provided under the converted policy are not identical to the benefits provided under the group plan. The converted policy provides more limited benefits. Ask the employer for details or write to us.

                                                                     B456.0026-R



















                                                                            P.37

--------------------------------------------------------------------------------
ELIGIBILITY FOR DENTAL COVERAGE
--------------------------------------------------------------------------------

                                                                     B489.0002-R

                                                               EMPLOYEE COVERAGE
--------------------------------------------------------------------------------

ELIGIBLE EMPLOYEES      To be eligible for EMPLOYEE coverage you must be an
                        active FULL-TIME/PART-TIME EMPLOYEE or a QUALIFIED
                        RETIREE. And you must belong to a class of EMPLOYEES covered by this PLAN.

                                                                     B489.0131-R

WHEN YOUR
COVERAGE STARTS         EMPLOYEE benefits are scheduled to start on your
                        effective date.

                        But you must be actively at work on a
                        FULL-TIME/PART-TIME basis unless you are a QUALIFIED RETIREE, on the scheduled effective date. And you must have met all of the applicable conditions explained above, and any applicable waiting period. If you are an active FULL-TIME/PART-TIME EMPLOYEE and are not actively at work on the date your insurance is scheduled to start, we will postpone your coverage until the date you return to active FULL-TIME/PART-TIME work.

                        If you are a QUALIFIED RETIREE, you can not be confined in a health care facility on the scheduled effective date of coverage. If you are confined on that date, we will postpone your coverage until the day after you are discharged. And you must also have met all of the applicable conditions of eligibility and any applicable waiting period in order for coverage to start.

                        Sometimes, your effective date is not a regularly scheduled work day. But coverage will still start on that date if you were actively at work on a FULL-TIME/PART-TIME basis on your last regularly scheduled work day.

                                                                     B489.0067-R

WHEN YOUR
COVERAGE ENDS           If you are an active FULL-TIME/PART-TIME EMPLOYEE, your
                        coverage ends on the date your active
                        FULL-TIME/PART-TIME service ends for any reason. Such reasons include disability, death, retirement (except for QUALIFIED RETIREES), layoff, leave of absence and the end of employment.

                        It also ends on the date you stop being a member of a class of EMPLOYEES eligible for insurance under this PLAN, or when this PLAN ends for all EMPLOYEES. And it ends when this PLAN is changed so that benefits for the class of EMPLOYEES to which you belong ends.

                        Read this booklet carefully if your coverage ends. You may have the right to continue certain group benefits for a limited time.

                                                                     B489.0111-R






                                                                            P.38

                                                              DEPENDENT COVERAGE
--------------------------------------------------------------------------------

                                                                     B200.0271-R

ELIGIBLE DEPENDENTS
FOR DEPENDENT
DENTAL BENEFITS         Your ELIGIBLE DEPENDENTS are: your legal spouse; your
                        same sex domestic partner who meets the eligibility criteria on the Domestic Partner statement; your unmarried dependent children who are under age 19; and your unmarried dependent children, from age 19 until their 26th birthday, who are enrolled as full-time students at accredited schools.

                        "Unmarried dependent children" include your dependent grandchildren who reside with you or if you are named in a court order as having legal custody or the parent of the grandchild(ren) is an eligible dependent child(ren) of your same sex domestic partner if they meet the criteria for unmarried natural children and their primary residence is with the employee.

                                                                     B200.0515-R

ADOPTED CHILDREN
AND STEP-CHILDREN       Your "unmarried dependent children" include your legally
                        adopted children and your step-children, if their primary residence is with you or you claim the dependent on your tax return. We treat a child as legally adopted from the time the child is placed in your home for the purpose of adoption. We treat such a child this way whether or not a final adoption order is ever issued.

DEPENDENTS NOT
ELIGIBLE We exclude any dependent who is insured by this PLAN as an EMPLOYEE. And we exclude any dependent who is on active duty in any armed force.

                                                                     B264.0007-R

HANDICAPPED
CHILDREN You may have an unmarried child with a mental or physical handicap, or developmental disability, who can't support himself or herself. Subject to all of the terms of this coverage and the PLAN, such a child may stay eligible for dependent benefits past this coverage's age limit.

                        The child will stay eligible as long as he or she stays unmarried and unable to support himself or herself, if:
                        (a) his or her conditions started before he or she reached this coverage's age limit; (b) he or she became insured by this coverage before he or she reached the age limit, and stayed continuously insured until he or she reached such limit; and (c) he or she depends on you for most of his or her support and maintenance.

                        But, for the child to stay eligible, you must send us written proof that the child is handicapped and depends on you for most of his or her support and maintenance. You have 31 days from the date the child reaches the age limit to do this. We can ask for periodic proof that the child's condition continues. But, after two years, we can't ask for this proof more than once a year.

                        The child's coverage ends when yours does.

                                                                     B449.0042-R

WAIVER OF DENTAL
LATE ENTRANTS
PENALTY If you initially waived dental coverage for your spouse or eligible dependent children under this plan because they were covered under another group plan, and you now elect to enroll them in the dental coverage under this plan, the Penalty for Late Entrants provision will not apply to them with regard to dental coverage provided their coverage under the other plan ends due to one of the following events: (a) termination of your spouse's employment; (b) loss of eligibility under your spouse's plan; (c) divorce; (d) death of your spouse; or (e) termination of the other plan.



                                                                            P.39

--------------------------------------------------------------------------------


                        But you must enroll your spouse or eligible dependent children in the dental coverage under this plan within 30 days of the date that any of the events described above occur.

                        In addition, the Penalty for Late Entrants provision for dental coverage will not apply to your spouse or eligible dependent children if: (a) you are under legal obligation to provide dental coverage due to a court-order; and (b) you enroll them in the dental coverage under this plan within 30 days of the issuance of the court-order.

                                                                     B200.0749-R

WHEN DEPENDENT
COVERAGE STARTS         In order for your dependent coverage to begin you must
                        already be insured for employee coverage or enroll for employee and dependent coverage at the same time.
                        Subject to the "Exception" stated below and to all of the terms of this PLAN, the date your dependent coverage starts depends on when you elect to enroll your INITIAL
                        DEPENDENTS and agree to make any required payments.

                        If you do this on or before your ELIGIBILITY DATE, the dependent's coverage is scheduled to start on the later of your ELIGIBILITY DATE and the date you become insured for employee coverage.

                        If you do this within the ENROLLMENT PERIOD, the coverage is scheduled to start on the later of the date you sign the enrollment form; and the date you become insured for employee coverage.

                        Once you have dependent coverage for your INITIAL DEPENDENTS, you must notify us when you acquire any new dependents and agree to make any additional payments required for their coverage.

                                                                     B489.0060-R

EXCEPTION               If a dependent, other than a newborn child, is confined
                        to a HOSPITAL or other health care facility; or is home-confined; or is unable to carry out the normal activities of someone of like age and sex on the date his dependent benefits would otherwise start, we will postpone the effective date of such benefits until the day after his discharge from such facility; until home confinement ends; or until he resumes the normal activities of someone of like age and sex.

                                                                     B200.0692-R

NEWBORN CHILDREN        We cover your newborn child, including a newborn
                        dependent grandchild who resides with you, for dependent benefits, from the moment of birth, if you are already covered for dependent child coverage when the child is born. If you do not have dependent coverage when the child is born, we cover the child for the first 31 days from the moment of birth. To continue the child's coverage past the 31 days, you must enroll the child and agree to make any required premium payments within 31 days of the date the child is born. If you fail to do this, the child's coverage will end at the end of the 31 days, and once the child is enrolled, the child is a late entrant, is subject to any applicable late entrant penalties, and will be covered as of the date you sign the enrollment form.

                                                                     B489.0007-R




                                                                            P.40

--------------------------------------------------------------------------------


WHEN DEPENDENT
COVERAGE ENDS           Dependent coverage ends on the last day of the month for
                        all of your dependents when your coverage ends. But if you die while insured, we'll automatically continue dependent benefits for those of your dependents who were insured when you died. We'll do this for six months at no cost, provided: (a) the group plan remains in force;
                        (b) the dependents remain ELIGIBLE DEPENDENTS; and (c) in the case of a spouse, the spouse does not remarry.

                        If a surviving dependent elects to continue his or her dependent benefits under this PLAN'S "Federal Continuation Rights" provision, or under any other continuation provision of this PLAN, if any, this free continuation period will be provided as the first six months of such continuation. Premiums required to be paid by, or on behalf of a surviving dependent will be waived for the first six months of continuation, subject to restrictions (a), (b) and (c) above. After the first six months of continuation, the remainder of the continuation period, if any, will be subject to the premium requirements, and all of the terms of the "Federal Continuation Rights" or other continuation provisions.

                        Dependent coverage also ends for all of your dependents when you stop being a member of a class of EMPLOYEES eligible for such coverage. And it ends when this PLAN ends, or when dependent coverage is dropped from this PLAN for all EMPLOYEES or for an EMPLOYEE'S class.

                        An individual dependent's coverage ends when he or she stops being an ELIGIBLE DEPENDENT. This happens to a child on the last day of the month in which the child attains this coverage's age limit, when he or she marries, or when a step-child is no longer dependent on you for support and maintenance. It happens to a spouse when a marriage ends in legal divorce or annulment.

                        Read this PLAN carefully if dependent coverage ends for any reason. Dependents may have the right to continue certain group benefits for a limited time.

                                                                     B489.0048-R










                                                                            P.41

--------------------------------------------------------------------------------
CERTIFICATE AMENDMENT
--------------------------------------------------------------------------------

                        This rider amends the "Dependent Coverage" provisions as follows:

                        An employee's domestic partner will be eligible for dental coverage under this plan. Coverage will be provided subject to all the terms of this plan and to the following limitations:

                        To qualify for such coverage, both the employee and his or her domestic partner must:

                        * be 18 years of age or older;

                        * be unmarried, constitute each other's sole domestic
                          partner and not have had another domestic partner in the last 12 months;

                        * share the same permanent address for at least 12
                          consecutive months and intend to do so indefinitely;

                        * share joint financial responsibility for basic living
                          expenses including food, shelter and medical expenses;

                        * not be related by blood to a degree that would
                          prohibit marriage in the employee's state of residence; and

                        * be financially interdependent which must be
                          demonstrated by at least four of the following:

                          a. ownership of a joint bank account;

                          b. ownership of a joint credit account;

                          c. evidence of a joint mortgage or lease;

                          d. evidence of joint obligation on a loan;

                          e. joint ownership of a residence;

                          f. evidence of common household expenses such as
                             utilities or telephone;

                          g. execution of wills naming each other as executor
                             and/or beneficiary;

                          h. granting each other durable powers of attorney;

                          i. granting each other health care powers of attorney;

                          j. designation of each other as beneficiary under a
                             retirement benefit account; or

                          k. evidence of other joint financial responsibility.

                        The employee must complete a "Declaration of Domestic Partnership" attesting to the relationship.

                        The domestic partner's dependent children will be eligible for coverage under this plan on the same basis as if the children were the employee's dependent children.






                                                                            P.42

--------------------------------------------------------------------------------


                        Coverage for the domestic partner and his or her dependent children ends when the domestic partner no longer meets the qualifications of a domestic partner as indicated above. Upon termination of a domestic partnership, a "Statement of Termination" must be completed and filed with the employer. Once the employee submits a "Statement of Termination," he or she may not enroll another domestic partner for a period of 12 months from the date of the previous termination.

                        And, the domestic partner and his or her children will be not eligible for:

                        a. survivor benefits upon the employee's death as
                           explained under the "When Dependent Coverage Ends" section; or

                        b. continuation of dental coverage as explained under
                           the "Federal Continuation Rights" section and under any other continuation rights section of this plan, unless the employee is also eligible for and elects continuation.

                        This rider is a part of this plan. Except as stated in this rider, nothing contained in this rider changes or affects any other terms of this plan.

                                                                     B210.0016-R









                                                                            P.43

--------------------------------------------------------------------------------
DENTAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        This page provides a quick guide to some of the Dental Expense Insurance PLAN features which people most often want to know about. But it's not a complete description of your Dental Expense Insurance PLAN. Read the following pages carefully for a complete explanation of what we pay, limit and exclude.

                        * BENEFIT YEAR CASH DEDUCTIBLE FOR NON-ORTHODONTIC
                          SERVICES .........................................None

                        * PAYMENT RATES:

                          For Group I Services .............................100%
                          For Group II Services ............................100%
                          For Group III Services ...........................100%
                          For Group IV Services ............................100%

                        * BENEFIT YEAR PAYMENT LIMIT FOR NON-ORTHODONTIC
                          SERVICES

                          For Group I, II and III Services ............Unlimited

                        * LIFETIME PAYMENT LIMIT FOR ORTHODONTIC TREATMENT

                          For Group IV Services .......................Unlimited





                                                                            P.44

--------------------------------------------------------------------------------
DENTAL EXPENSE INSURANCE
--------------------------------------------------------------------------------

                        This insurance will pay many of your and your covered dependents' dental expenses. What we pay and the terms for payment are explained below.

                                                                     B490.0036-R

                                                                 COVERED CHARGES
--------------------------------------------------------------------------------

                        Covered charges are reasonable and customary charges for the dental services named in the List of Covered Dental Services.

                        By reasonable, we mean the charge is the DENTIST'S usual charge for the service furnished. But if more than one type of service can be used to treat a dental condition, we have the right to consider charges for the least expensive one which meets the accepted standards of dental practice. By customary, we mean the charge made for the given dental condition isn't more than the usual charge made by most other DENTISTS with similar training and experience in the same geographic area.

                        We only pay for covered charges incurred by a COVERED PERSON while he's insured. A covered charge for a crown, bridge or cast restoration is incurred on the date the tooth is prepared. A covered charge for any other PROSTHETIC DEVICE is incurred on the date the master impression is made. A covered charge for root canal treatment is incurred on the date the pulp chamber is opened. A covered charge for ORTHODONTIC TREATMENT is incurred on the date the active APPLIANCE is first placed. All other covered charges are incurred on the date the services are furnished.

                                                                     B490.0038-R

                                                            PRE-TREATMENT REVIEW
--------------------------------------------------------------------------------

                        When the expected cost of a proposed course of treatment is $200.00 or more, the COVERED PERSON'S DENTIST must send us a treatment PLAN before he starts. This must be done on a form acceptable to The Guardian. The treatment PLAN must include: (a) a list of the services to be done, using the American Dental Association Nomenclature and codes; (b) the itemized cost of each service; and
                        (c) the estimated length of treatment. Dental X-rays, study models and whatever else we need to evaluate the treatment PLAN must be sent to us, too.

                        A treatment PLAN must always be sent to us before ORTHODONTIC TREATMENT starts.

                        We review the treatment PLAN and estimate what we will pay. The estimate will be sent to the COVERED PERSON'S DENTIST. If we don't agree with a treatment PLAN, or if one is not sent in, we have the right to base our payments on treatment suited to the COVERED PERSON'S condition by accepted standards of dental practice.







                                                                            P.45

--------------------------------------------------------------------------------

                        Pre-treatment review is not a guarantee of what we will pay. It tells the COVERED PERSON and his DENTIST, in advance, what we would pay for the covered dental services named in the treatment PLAN. But payment is conditioned on: (a) the work being done as proposed and while the COVERED PERSON is insured; and (b) the deductible and payment limit provisions and all of the other terms of this PLAN.

                        Emergency treatment, oral examinations, dental X-rays and teeth cleaning are part of a course of treatment, but may be done before the pre-treatment review is made.

                                                                     B490.0039-R

                                                     BENEFITS FROM OTHER SOURCES
--------------------------------------------------------------------------------

                        This PLAN supplements the medical plan provided by your EMPLOYER, if any.

                        This PLAN, and your EMPLOYER'S medical plan, if any, may provide benefits for the same charges. If they do, we subtract what your EMPLOYER'S medical plan, if any, pays from what we'd otherwise pay.

                        Other plans may furnish similar benefits, too. For instance, you may be covered by this PLAN and a similar plan through your spouse's EMPLOYER. If you are, we coordinate our benefits with the benefits from these other plans. We do this so no one gets more in benefits than the charges he incurs. Read "Coordination of Benefits" to see how this works.

                                                                     B497.0968-R

                                 THE BENEFIT PROVISION - QUALIFYING FOR BENEFITS
--------------------------------------------------------------------------------

GROUP I, II AND III
NON-ORTHODONTIC
SERVICES We pay for Group I, II and III covered charges at the applicable payment rate.

                        All charges must be incurred while the COVERED PERSON is insured. What we pay is based on all of the terms of this PLAN.

                                                                     B490.0112-R

GROUP IV
ORTHODONTIC
SERVICES This PLAN provides benefits for Group IV orthodontic services.

                        We pay for Group IV covered charges at the applicable payment rate. Using the treatment plan, we calculate the total benefit we will pay. We divide this into equal payments, which we spread out over the shorter of two years or the proposed length of treatment.

                        We make the initial payment when the active APPLIANCE is first placed. We make further payments at the end of each subsequent three month period. But treatment must continue and the COVERED PERSON must stay insured. What we pay is based on all of the terms of this PLAN.

                        Orthodontic benefits won't be charged against the BENEFIT YEAR payment limit which applies to all other services.

                                                                     B490.0160-R



                                                                            P.46

--------------------------------------------------------------------------------

PAYMENT RATES

                        Benefits for covered charges are paid at the following rates:

                        Benefits for Group I Services are paid at a rate
                        of .................................................100%
                        Benefits for Group II Services are paid at a rate
                        of .................................................100%
                        Benefits for Group III Services are paid at a rate
                        of .................................................100%
                        Benefits for Group IV Services are paid at a rate
                        of .................................................100%


                                                                     B497.0029-R

                                                       AFTER THIS INSURANCE ENDS
--------------------------------------------------------------------------------

                        We won't pay for charges incurred after this insurance ends. But we pay for the following if all work is finished in the 31 days after this insurance ends: (a) a crown, bridge or cast restoration, if the tooth is prepared before the insurance ends; (b) any other PROSTHETIC DEVICE, if the master impression is made before the insurance ends; and (c) root canal treatment, if the pulp chamber is opened before the insurance ends.

                        Benefits for ORTHODONTIC TREATMENT will only be paid to the end of the month in which the insurance ends. The final payment will be pro-rated.

                                                                     B490.0045-R

IF THIS PLAN
REPLACES ANOTHER
PLAN This PLAN may be replacing another plan your EMPLOYER had with some other insurer.

                        We don't want anyone to lose benefits when this happens. So we pay for certain charges incurred before this PLAN starts, if: (1) the COVERED PERSON was insured by the old plan; and (2) the old plan would have paid for such charges. But this PLAN must start right after the old plan ends. And the covered person must be insured by this PLAN from the start.

                        We limit what we pay to the lesser of: (1) what the old plan would have paid; or (2) what we would otherwise pay. And we deduct any benefits actually paid by the old plan under any extension provision.

                        In the first BENEFIT YEAR of this PLAN, we also reduce this PLAN'S deductibles by the amount of covered charges applied against the old plan's deductible. And, in the first BENEFIT YEAR, we charge benefits which were paid by the old plan against this PLAN'S payment limits.

                                                                     B490.0053-R

                                                                      EXCLUSIONS
--------------------------------------------------------------------------------

                        - We won't pay for:

                          - Oral hygiene, plaque control or diet instruction.

                          - Precision attachments.

                        - We won't pay for:

                          - Treatment which does not meet accepted standards of
                            dental practice.

                          - Treatment which is experimental in nature.





                                                                            P.47

--------------------------------------------------------------------------------


                      - We won't pay for any APPLIANCE or PROSTHETIC DEVICE
                        used to:

                        - Change vertical dimension.

                        - Restore or maintain occlusion, except to the extent
                          that this PLAN covers ORTHODONTIC TREATMENT.

                        - Splint or stabilize teeth for periodontic reasons.

                        - Replace tooth structure lost as a result of abrasion
                          or attrition.

                      - We won't pay for any service furnished for cosmetic
                        reasons. This includes, but is not limited to:

                        - Characterizing and personalizing PROSTHETIC DEVICES.

                        - Making facings on PROSTHETIC DEVICES for any teeth in
                          back of the second bicuspid.

                      - We won't pay for replacing an APPLIANCE or PROSTHETIC
                        DEVICE with a like appliance or device, unless:

                        - It is at least ten years old and can't be made usable.

                        - It is damaged while in the COVERED PERSON'S mouth in
                          an INJURY suffered while insured, and can't be fixed.

                      - We won't pay for:

                        - Replacing a lost, stolen or missing APPLIANCE or
                          PROSTHETIC DEVICE.

                        - Making a spare APPLIANCE or device.

                      - We won't pay for treatment needed due to:

                        - An on-the-job or job-related injury.

                        - A condition for which benefits are payable by Worker's
                          Compensation or similar laws.

                      - We won't pay for treatment for which no charge is
                        made. This usually means treatment furnished by:

                        - The COVERED PERSON'S EMPLOYER, labor union or similar
                          group, in its dental or medical department or clinic.

                        - A facility owned or run by any governmental body.

                        - Any public program, except Medicaid, paid for or
                          sponsored by any government body.

                        But if a charge is made and we are legally required to pay it, we will.

                                                                     B497.0039-R


                                                                            P.48

                                                 LIST OF COVERED DENTAL SERVICES
--------------------------------------------------------------------------------

                        The services covered by this PLAN are named in this list. Each service on this list has been placed in one of four groups. A separate payment rate applies to each group. Group I is made up of preventive services. Group II is made up of basic services. Group III is made up of major services. Group IV is made up of orthodontic services.

                        All covered dental services must be furnished by or under the direct supervision of a DENTIST. And they must be usual and necessary treatment for a dental condition.

                                                                     B490.0048-R

                                            GROUP I - PREVENTIVE DENTAL SERVICES
--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)

PROPHYLAXIS AND
FLUORIDE TREATMENTS     Prophylaxis (limited to two treatments in the calendar
                        year, additional available when medically necessary) -
                        Allowance includes the complete removal of explorer-detectable calculus, soft deposits, plaque, stains, and the smoothing of tooth surfaces above the gingival attachment.

                        Topical application of fluoride, including prophylaxis, (limited to COVERED PERSONS under age 14 and limited to one treatment in any six consecutive month period).

SPACE MAINTAINERS       (Limited to covered persons under age 16 and limited to
                        initial appliance only) Allowance includes all adjustments in the first six months after installation:

                        - Fixed, unilateral, band or stainless steel crown type.

                        - Removal, bilateral type.

FIXED AND
REMOVABLE
APPLIANCES              To Inhibit Thumbsucking - (Limited to COVERED PERSONS
                        under age 14 and limited to initial appliance only) -
                        Allowance includes all adjustments in the first six months after installation.

DIAGNOSTIC SERVICES     Allowance includes examination and diagnosis - X-Rays.

                        - Full mouth series of at least 14 films including
                          bitewings, if needed (limited to once in any 36 consecutive month period).

                        - Bitewing films (limited to a maximum of four films, in
                          one visit, in any twelve consecutive month period).

                        - Intraoral periapical or occlusal X-Rays-single films.

                        - Extraoral superior or inferior maxillary film.

                        - Panoramic film, maxilla and mandible, allowable only
                          when necessary to diagnose accidental injury, or in conjunction with cyst or tumor removal.


DENTAL SEALANTS         (Limited to the unrestored permanent molars of COVERED
                        PERSONS under age 19 and limited to one treatment in any 12 consecutive month period).








                                                                            P.49

--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)

OFFICE VISITS AND
EXAMINATIONS            Oral examination (limited to two examinations in any
                        twelve consecutive month period).

                        Emergency palliative treatment and other non-routine, unscheduled visits. We pay for this only if no other service (except X-Rays) is rendered during the visit.

                                                                     B497.0057-R

                                                GROUP II - BASIC DENTAL SERVICES
--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)

OFFICE VISITS AND
EXAMINATIONS            Diagnostic consultation with a dentist other than the
                        one providing treatment (limited to one consultation for each dental specialty in any 12 consecutive month period) - We pay for this only if no other service is rendered during the visit.

DIAGNOSTIC SERVICES     Allowance includes examination and diagnosis.

                        - Diagnostic casts, when necessary to diagnose complex
                          restorative cases.

                        - Biopsy and examination of oral tissue.

RESTORATIVE SERVICES    Multiple restorations on one surface will be considered
                        one restoration. Also see "Major Restorative Services".
                        Allowance includes insulating base and local anesthesia.

                        - Amalgam restorations (primary or permanent teeth).

                          - Cavities involving one surface, two surfaces and
                            three or more surfaces.

                        - Synthetic restorations: Allowable includes curing
                          light and etchant.

                          - Anterior teeth - per restoration: Acrylic or plastic
                            filling - Class I and III types; Composite resin - Class I and III types 2330; Composite resin - involving incisal angle.

                          - Bicuspid teeth - Composite resin - Class V type.

                        - Crowns: Acrylic or plastic, without metal, and
                          Stainless steel.

                        - Pins: Pin retention, exclusive of restorative material
                          - used in lieu of cast restorations.

                        - Recementation: Inlay or onlay, Crown, and Bridge.

ENDODONTIC
SERVICES Allowance includes all endodontic treatment within 12 months.

                        - Pulp capping, direct, for full or new pulpal exposure.

                        - Remineralization (Calcium Hydroxide), as a separate
                          procedure.

                        - Vital pulpotomy.

                        - Apexification, therapeutic apical closure.

                        - Root canal therapy on non-vital (nerve-dead) teeth.
                          Allowance includes routine X-Rays and cultures, but excludes final restoration.

                          - Anterior, bicuspid, or molar teeth.





                                                                            P.50

--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)

                        - Apicoectomy, as a separate procedure or in conjunction
                          with other endodontic procedures. Allowance includes retrograde filling.

PERIODONTIC
SERVICES Allowance includes the treatment plan, local anesthetics and post-operative care.

                        - Non-Surgical Services:

                          - Periodontal root planing - As necessary for
                            substantial bone and attachment loss.

                          - Occlusal adjustment - Allowable only when done in
                            conjunction with periodontal surgery.

                        - Surgical Services:

                          - Gingivectomy, per tooth - Less than 3 teeth and not
                            incidental to crown preparations.

                          - Osseous surgery, per quadrant - Including all
                            necessary (associated) surgical procedures.

                          - Mucogingival Surgery (pedicle soft tissue graft,
                            sliding horizontal flap, free soft tissue graft).

ORAL SURGERY            Allowance includes diagnosis, the treatment plan, local
                        anesthetics and post-surgical care.

                        - Extractions:

                          - Uncomplicated non-surgical extraction, one or more
                            teeth.

                          - Surgical removal of erupted teeth, involving tissue
                            flap and bone removal.

                          - Surgical removal of impacted teeth.

OTHER SURGICAL
PROCEDURES              - Alveolectomy, per quadrant.

                        - Stomatoplasty with ridge extension, per arch.

                        - Removal of mandibular tori, per quadrant.

                        - Excision of hyperplastic tissue.

                        - Excision of pericoronal gingiva, per tooth.

                        - Removal of palatal torus.

                        - Removal of cyst or tumor - not associated with the
                          removal of impacted teeth.

                        - Incision and drainage of abscess.

                        - Closure of oral fistula or maxillary sinus.

                        - Reimplantation of tooth.

                        - Frenectomy.

                        - Suture of soft tissue injury.

                        - Sialolithotomy for removal of salivary calculus.

                        - Closure of salivary fistula.

                        - Dilation of salivary duct.

                        - Sequestrectomy for osteomyelitis or bone abscess,
                          superficial.

                        - Maxillary sinusotomy for removal of tooth fragment or
                          foreign body.

                                                                     B497.0058-R


PROSTHODONTIC
SERVICES Specialized techniques and characterization are not covered. Also see "Major Prosthodontic Services".



                                                                            P.51

--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)

                        - Denture repairs, acrylic: Repairing dentures, no teeth
                          damaged; Repairing dentures and replace one or more broken teeth; and Replacing one or more broken teeth, no other damage.

                        - Denture repairs, metal - Allowance based on the extent
                          and nature of damage and on the type of materials involved.

                        - Full or partial denture rebase, jump case (limited to
                          once per denture in any 36 consecutive month period).

                        - Full or partial denture reline (limited to once per
                          denture in any 12 consecutive month period): Office reline; Cold cure; Laboratory reline.

                        - Denture adjustments (limited to adjustments by a
                          dentist other than the one providing the denture, and adjustments are more than 6 months after the initial installation).

                        - Tissue conditioning (limited to a maximum of 2
                          treatments per arch in any 12 consecutive month period).

                        - Adding teeth to partial dentures to replace extracted
                          natural teeth.

                        - Repairs to crowns and bridges - allowance based on the
                          extent and nature of damage and the type of materials involved).

OTHER SERVICES          - General anesthesia in connection with surgical
                          procedures only.

                        - Injectable antibiotics needed solely for treatment of
                          a dental condition.

                                                                     B497.0059-R

                                               GROUP III - MAJOR DENTAL SERVICES
--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)

RESTORATIVE SERVICES    Cast restorations and crowns are covered only when
                        needed because of decay or INJURY, and only when the tooth cannot be restored with a routine filling material. Allowance includes insulating bases, temporization and minor associated gingival involvement.
                        Also see "Basic Restorative Services".

                        - Inlays.

                        - Onlays, in the presence of an inlay.

                        - Crowns and Posts: Acrylic with metal. Porcelain,
                          Porcelain with metal, Full cast metal (other than stainless steel), 3/4 cast metal (other than stainless steel), Cast post and core, in addition to crown (not a thimble coping), Steel post and composite or amalgam core, in addition to crown, and Cast dowel pin (one-piece cast with crown) - Allowance based on type of crown, Crown build-up - Necessitated by loss of natural tooth structure.

PROSTHODONTIC
SERVICES Specialized technique and characterizations are not covered. Also see "Basic Prosthodontic Services".

                        - Fixed bridges - Each abutment and each pontic makes up
                          a unit in a bridge.



                                                                            P.52

--------------------------------------------------------------------------------
                                                               (Non-Orthodontic)


                        - Bridge abutments - See inlays and crowns under "Major
                          Restorative Services".

                        - Bridge Pontics: Cast metal, sanitary, Plastic or
                          porcelain with metal, and Slotted pontic.

                        - Simple stress breakers, per unit.

                        - Dentures - Allowance includes all adjustments done by
                          the DENTIST furnishing the denture in the first 6 months after installation. Temporary dentures older than one year are considered to be a permanent appliance.

                        - Full dentures, upper or lower.

                        - Partial dentures - Allowance includes base, all
                          clasps, rests and teeth.

                          - Unilateral, one piece chrome casting, clasp
                            attachment, including pontics.

                          - Upper, with two chrome clasps with rests, acrylic
                            base.

                          - Upper, with chrome palatal bar and clasps, acrylic
                            base.

                          - Lower, with two chrome clasps with rests, acrylic
                            base.

                          - Lower, with chrome lingual bar and clasps, acrylic
                            base.

                          - Stayplate base, upper or lower (anterior teeth
                            only).

                                                                     B497.0060-R

                                                 GROUP IV - ORTHODONTIC SERVICES
--------------------------------------------------------------------------------
ORTHODONTIC
SERVICES                - Any Group I, II or III service in connection with
                          ORTHODONTIC TREATMENT.

                        - Surgical exposure of impacted or unerupted teeth in
                          connection with ORTHODONTIC TREATMENT - Allowance includes routine X-Rays, local anesthetics and post-surgical care.

                        - Active APPLIANCES - All types - Allowance includes
                          diagnostic services, the treatment plan, the fitting, making and placing of the active APPLIANCE, and all related office visits including post-treatment stabilization.

                                                                     B490.0052-R








                                                                            P.53

--------------------------------------------------------------------------------
ELIGIBILITY FOR PRESCRIPTION DRUG COVERAGE
--------------------------------------------------------------------------------

                                                                     B509.0002-R

                                                               EMPLOYEE COVERAGE
--------------------------------------------------------------------------------

ELIGIBLE EMPLOYEES      To be eligible for EMPLOYEE coverage you must be an
                        active FULL-TIME/PART-TIME EMPLOYEE or a QUALIFIED
                        RETIREE. And you must belong to a class of EMPLOYEES covered by this PLAN.

                                                                     B489.0131-R

WHEN YOUR
COVERAGE STARTS         EMPLOYEE benefits that don't require PROOF that you are
                        insurable are scheduled to start on the effective date shown on the sticker attached to the inside front cover of this booklet.

                        But you must be actively at work on a
                        FULL-TIME/PART-TIME basis unless you are a QUALIFIED RETIREE, on the scheduled effective date or dates. And you must have met all of the applicable conditions explained above, and any applicable waiting period. If you are an active FULL-TIME/PART-TIME EMPLOYEE and are not actively at work on any date part of your insurance is scheduled to start, we will postpone that part of your coverage until the date you return to active FULL-TIME/PART-TIME work.

                        If you are a QUALIFIED RETIREE, you can not be confined in a health care facility on the scheduled effective date of coverage. If you are confined on that date, we will postpone your coverage until the day after you are discharged. And you must also have met all of the applicable conditions of eligibility and any applicable waiting period in order for coverage to start.

                        Sometimes, the effective date shown on the sticker or in the endorsement is not a regularly scheduled work day. But coverage will still start on that date if you were actively at work on a FULL-TIME/PART-TIME basis on your last regularly scheduled work day.

                                                                     B180.0068-R

WHEN YOUR
COVERAGE ENDS           If you are an active FULL-TIME/PART-TIME EMPLOYEE, your
                        coverage ends on the date your active
                        FULL-TIME/PART-TIME service ends for any reason. Such reasons include disability, death, retirement (except for QUALIFIED RETIREES), layoff, leave of absence and the end of employment.

                        It also ends on the date you stop being a member of a class of EMPLOYEES eligible for insurance under this PLAN, or when this PLAN ends for all EMPLOYEES. And it ends when this PLAN is changed so that benefits for the class of EMPLOYEES to which you belong ends.

                        Read this booklet carefully if your coverage ends. You may have the right to continue certain group benefits for a limited time.

                                                                     B489.0111-R



                                                                            P.54

                                                              DEPENDENT COVERAGE
--------------------------------------------------------------------------------

                                                                     B200.0271-R

ELIGIBLE DEPENDENTS
FOR DEPENDENT
PRESCRIPTION DRUG
BENEFITS Your ELIGIBLE DEPENDENTS are: your legal spouse; your same sex domestic partner who meets the eligibility criteria on the Domestic Partner statement; your unmarried dependent children who are under age 19; and your unmarried dependent children, from age 19 until their 26th birthday, who are enrolled as full-time students at accredited schools.

                        "Unmarried dependent children" include your dependent grandchildren who reside with you or if you are named in a court order as having legal custody or the parent of the grandchild(ren) is an eligible dependent child(ren) of your same sex domestic partner if they meet the criteria for unmarried natural children and their primary residence is with the employee.

                                                                     B200.0524-R

ADOPTED CHILDREN
AND STEP-CHILDREN       Your "unmarried dependent children" include your legally
                        adopted children and your step-children, if their primary residence is with you or you claim the dependent on your tax return. We treat a child as legally adopted from the time the child is placed in your home for the purpose of adoption. We treat such a child this way whether or not a final adoption order is ever issued.

DEPENDENTS NOT
ELIGIBLE We exclude any dependent who is insured by this PLAN as an EMPLOYEE. And we exclude any dependent who is on active duty in any armed force.

                                                                     B264.0007-R

HANDICAPPED
CHILDREN You may have an unmarried child with a mental or physical handicap, or developmental disability, who can't support himself or herself. Subject to all of the terms of this coverage and the PLAN, such a child may stay eligible for dependent benefits past this coverage's age limit.

                        The child will stay eligible as long as he or she stays unmarried and unable to support himself or herself, if:
                        (a) his or her conditions started before he or she reached this coverage's age limit; (b) he or she became insured by this coverage before he or she reached the age limit, and stayed continuously insured until he or she reached such limit; and (c) he or she depends on you for most of his or her support and maintenance.

                        But, for the child to stay eligible, you must send us written proof that the child is handicapped and depends on you for most of his or her support and maintenance. You have 31 days from the date the child reaches the age limit to do this. We can ask for periodic proof that the child's condition continues. But, after two years, we can't ask for this proof more than once a year.

                        The child's coverage ends when yours does.

                                                                     B449.0042-R

WHEN DEPENDENT
COVERAGE STARTS         In order for your dependent coverage to begin you must
                        already be insured for employee coverage, or enroll for employee and dependent coverage at the same time.
                        Subject to the "Exception" stated below and to all of the terms of this PLAN, the date your dependent coverage starts depends on when you elect to enroll your INITIAL
                        DEPENDENTS and agree to make any required payments.



                                                                            P.55

--------------------------------------------------------------------------------


                        If you do this on or before your ELIGIBILITY DATE, the dependent's coverage is scheduled to start on the later of your ELIGIBILITY DATE and the date you become insured for employee coverage.

                        If you do this within the ENROLLMENT PERIOD, the coverage is scheduled to start on the later of the date you sign the enrollment form; and the date you become insured for employee coverage.

                        Once you have dependent coverage for your INITIAL DEPENDENTS, you must notify us when you acquire any new dependents and agree to make any additional payments required for their coverage.

                        A NEWLY ACQUIRED DEPENDENT will be covered for those dependent benefits not subject to PROOF OF INSURABILITY from the later of the date you notify us and agree to make any additional payments, and the date the NEWLY ACQUIRED DEPENDENT is first eligible.

                                                                     B200.0315-R

NEWBORN CHILDREN        We cover your newborn child, including a newborn
                        dependent grandchild who resides with you, for dependent benefits, from the moment of birth, if you are already covered for dependent child coverage when the child is born. If you do not have dependent coverage when the child is born, we cover the child for the first 31 days from the moment of birth. To continue the child's coverage past the 31 days, you must enroll the child and agree to make any required premium payments within 31 days of the date the child is born. If you fail to do this, the child's coverage will end at the end of the 31 days, the child won't be covered until you give us PROOF that the child is insurable, and we approve that PROOF in writing.

                                                                     B449.0005-R

WHEN DEPENDENT
COVERAGE ENDS           Dependent coverage ends on the last day of the month for
                        all of your dependents when your coverage ends. But if you die while insured, we'll automatically continue dependent benefits for those of your dependents who were insured when you died. We'll do this for six months at no cost, provided: (a) the group plan remains in force;
                        (b) the dependents remain ELIGIBLE DEPENDENTS; and (c) in the case of a spouse, the spouse does not remarry.

                        If a surviving dependent elects to continue his or her dependent benefits under this PLAN'S "Federal Continuation Rights" provision, or under any other continuation provision of this PLAN, if any, this free continuation period will be provided as the first six months of such continuation. Premiums required to be paid by, or on behalf of a surviving dependent will be waived for the first six months of continuation, subject to restrictions (a), (b) and (c) above. After the first six months of continuation, the remainder of the continuation period, if any, will be subject to the premium requirements, and all of the terms of the "Federal Continuation Rights" or other continuation provisions.

                        Dependent coverage also ends for all of your dependents when you stop being a member of a class of EMPLOYEES eligible for such coverage. And it ends when this PLAN ends, or when dependent coverage is dropped from this PLAN for all EMPLOYEES or for an EMPLOYEE'S class.






                                                                            P.56

--------------------------------------------------------------------------------

                        An individual dependent's coverage ends when he or she stops being an ELIGIBLE DEPENDENT. This happens to a child on the last day of the month in which the child attains this coverage's age limit, when he or she marries, or when a step-child is no longer dependent on you for support and maintenance. It happens to a spouse when a marriage ends in legal divorce or annulment.

                        Read this PLAN carefully if dependent coverage ends for any reason. Dependents may have the right to continue certain group benefits for a limited time.

                                                                     B489.0048-R






















                                                                            P.57

--------------------------------------------------------------------------------
CERTIFICATE AMENDMENT
--------------------------------------------------------------------------------

                        This rider amends the "Dependent Coverage" provisions as follows:

                        An employee's domestic partner will be eligible for prescription drug coverage under this plan. Coverage will be provided subject to all the terms of this plan and to the following limitations:

                        To qualify for such coverage, both the employee and his or her domestic partner must:

                        * be 18 years of age or older;

                        * be unmarried, constitute each other's sole domestic
                          partner and not have had another domestic partner in the last 12 months;

                        * share the same permanent address for at least 12
                          consecutive months and intend to do so indefinitely;

                        * share joint financial responsibility for basic living
                          expenses including food, shelter and medical expenses;

                        * not be related by blood to a degree that would
                          prohibit marriage in the employee's state of residence; and

                        * be financially interdependent which must be
                          demonstrated by at least four of the following:

                          a. ownership of a joint bank account;

                          b. ownership of a joint credit account;

                          c. evidence of a joint mortgage or lease;

                          d. evidence of joint obligation on a loan;

                          e. joint ownership of a residence;

                          f. evidence of common household expenses such as
                             utilities or telephone;

                          g. execution of wills naming each other as executor
                             and/or beneficiary;

                          h. granting each other durable powers of attorney;

                          i. granting each other health care powers of attorney;

                          j. designation of each other as beneficiary under a
                             retirement benefit account; or

                          k. evidence of other joint financial responsibility.

                        The employee must complete a "Declaration of Domestic Partnership" attesting to the relationship.

                        The domestic partner's dependent children will be eligible for coverage under this plan on the same basis as if the children were the employee's dependent children.






                                                                            P.58

--------------------------------------------------------------------------------

                        Coverage for the domestic partner and his or her dependent children ends when the domestic partner no longer meets the qualifications of a domestic partner as indicated above. Upon termination of a domestic partnership, a "Statement of Termination" must be completed and filed with the employer. Once the employee submits a "Statement of Termination," he or she may not enroll another domestic partner for a period of 12 months from the date of the previous termination.

                        And, the domestic partner and his or her children will not be eligible for:

                          a. survivor benefits upon the employee's death as
                             explained under the "When Dependent Coverage Ends" section;

                          b. continuation of prescription drug coverage as
                             explained under the "Federal Continuation Rights" section and under any other continuation rights section of this plan, unless the employee is also eligible for and elects continuation; or

                          c. conversion of prescription drug coverage as
                             explained under the "Converting This Group Health Insurance" section of this plan.

                        This rider is a part of this plan. Except as stated in this rider, nothing contained in this rider changes or affects any other terms of this plan.

                                                                     B509.0054-R









                                                                            P.59

--------------------------------------------------------------------------------
PRESCRIPTION DRUG EXPENSE INSURANCE
--------------------------------------------------------------------------------

                        This PLAN pays benefits for covered drugs prescribed by a DOCTOR. What we pay and the terms of payment are explained below.

                                                                     B510.0003-R

                                                                   COVERED DRUGS
--------------------------------------------------------------------------------

                        This plan covers: (a) legend drugs; (b) compound drugs which include at least one legend drug: (c) injectable insulin; and (d) other drugs which, under applicable state law, may only be dispensed when prescribed by a doctor.

                        This plan only pays benefits for covered drugs which are: (a) prescribed by a doctor (except for insulin);
                        (b) dispensed by a licensed pharmacist or by a mail order pharmacy; (c) needed to treat a sickness or injury; and (d) accepted as safe and effective by the health community.

                                                                     B510.0126-R

                                                               DISPENSING LIMITS
--------------------------------------------------------------------------------

                        Each time a covered drug is dispensed by a mail order pharmacy, we will pay a benefit for an amount not exceeding a 90 day supply, when used as prescribed.

                        If the covered person does not obtain the covered drug from a mail order pharmacy, each time the covered drug is dispensed, we will pay a benefit for an amount not exceeding the greater of: (a) a 34 day supply, when used as prescribed; or (b) a 100 unit dose, when used as prescribed.

                        What we pay is based on all of the terms of this plan. See "Exclusions" for the drugs we exclude.

                                                                     B510.0109-R

                                                              BENEFIT PROVISIONS
--------------------------------------------------------------------------------

CASH DEDUCTIBLE         A COVERED PERSON must pay an out-of-pocket cash
                        deductible for each covered drug each time it is dispensed. This prescription drug deductible must be paid before this PLAN pays any benefit for that drug.
                        The deductible amount for each prescription or refill is:

                           for drugs received from a MAIL ORDER PHARMACY ..none;

                           for drugs not received from a MAIL ORDER
                           PHARMACY .......................................none.

                        After the deductible is paid, we will pay the COVERED CHARGE in excess of the deductible for each covered drug dispensed while the COVERED PERSON is insured. Of course, what we pay is subject to all the terms of this PLAN.

                                                                     B510.0130-R


                                                                            P.60

                                                                EXTENDED BENEFIT
--------------------------------------------------------------------------------

                        If a COVERED PERSON is totally disabled and under a DOCTOR'S care when his insurance ends, we will extend his prescription drug expense insurance, in accordance with the Extended Benefits provision under the Major Medical portion of this plan, but not for more than three months. There is no premium charged for the extended prescription drug insurance coverage. But, the COVERED PERSON will have to pay the cash deductible for each prescription.

                                                                     B510.0010-R

                                                              EMPLOYER LIABILITY
--------------------------------------------------------------------------------

                        If a COVERED PERSON'S insurance ends for any reason, the employer will be liable to us for any benefits paid to such previously COVERED PERSON after his insurance ends, except as described in the Extended Benefit provision.

                                                                     B510.0011-R

                                                                      EXCLUSIONS
--------------------------------------------------------------------------------

                        We won't pay for any of the following:

                        * Administering a drug.

                        * Drugs labeled "Caution - limited by Federal Law to
                          investigational use", or experimental drugs.

                        * Drugs, except injectable insulin, which can be
                          obtained legally without a DOCTOR'S prescription.

                        * Any therapeutic device or appliance. This includes
                          support garments and other non-medical substances, regardless of their intended use.

                        * Immunization agents, biological sera, blood or blood
                          plasma, or vitamins (other than LEGEND vitamins).

                        * Drugs needed due to conditions caused, directly or
                          indirectly, by a COVERED PERSON taking part in a riot or other civil disorder; or the COVERED PERSON taking part in the commission of a felony.

                        * Drugs needed due to conditions caused, directly or
                          indirectly, by declared or undeclared war or act of war.

                        * Drugs dispensed to a COVERED PERSON while on active
                          duty in any armed force.

                        * Drugs for which there is no charge. This usually means
                          drugs furnished by the COVERED PERSON'S employer, labor union or similar group, in its medical department or clinic; a HOSPITAL or clinic owned or run by any government body; or any public program, except MEDICAID, paid for or sponsored by any government body. But if a charge is made and we are legally required to pay it, we will.

                        * Drugs dispensed to, or taken by, a COVERED PERSON
                          while confined to a HOSPITAL, an EXTENDED CARE CENTER or a DRUG ABUSE, ALCOHOL ABUSE or MENTAL HEALTH CENTER or any similar facility.





                                                                            P.61

--------------------------------------------------------------------------------

                        * Any drugs which are paid for, in whole or in part, by
                          another group health coverage or plan.

                        * Drugs needed due to an on-the-job or job-related
                          injury, or conditions for which benefits are payable by Worker's Compensation or similar laws.

                        * Refills of a prescription in excess of the number of
                          refills ordered by the DOCTOR.

                        * A refill dispensed more than one year from the date of
                          the DOCTOR'S order.

                                                                     B510.0012-R



















                                                                            P.62

--------------------------------------------------------------------------------
COORDINATION OF BENEFITS
--------------------------------------------------------------------------------

IMPORTANT NOTICE        This provision applies to all health benefits under this
                        plan except prescription drug expense insurance.

PURPOSE OF THIS
PROVISION               An employee may be covered for health expense benefits
                        by more than one plan. For instance, he may be covered by this plan as an employee and by another plan as a dependent of his spouse. If he is, this provision allows us to coordinate what we pay with what the other plan pays. We do this so the covered person doesn't collect more in benefits than he incurs in charges.

DEFINITIONS             "We" and "our" mean The Guardian Life Insurance Company
                        of America.

                        "Plan" means any of the following that provide health benefits or services:

                        (A) Group or blanket insurance plans;

                        (B) Group Blue Cross plans, group Blue Shield plans, or
                            other service or prepayment plans on a group basis;

                        (C) Union welfare plans, employer plans, employee
                            benefit plans, trusteed labor and management plans, or other plans for members of a group;

                        (D) Programs or coverages required or provided by law,
                            including Medicare;

                        (E) Group or group-type hospital indemnity benefits
                            which exceed $100.00 per day; and

                        (F) Medical benefits provided by a group or group-type
                            automobile "no-fault" and traditional "fault-type" contracts.

                        "Plan" does not include:

                        (A) Medicaid or any other government program or coverage
                            which we are not allowed to coordinate with by law;

                        (B) School accident-type coverages;

                        (C) Group or group-type hospital indemnity benefits of
                            $100.00 per day or less; and

                        (D) Any plan we say we supplement.

                        "This plan" means the part of our group plan subject to this provision.

                        "Member" or "employee" means the person who receives a certificate or other proof of coverage from a plan that covers him for health expense benefits.

                        "Dependent" means a person who is covered by a plan for health expense benefits, but not as a member.

                        "Allowable expense" means any necessary, reasonable, and usual expense for health care incurred by a member or dependent under both this plan and at least one other plan. When a plan provides service instead of cash payment, we view the reasonable cash value of each service as an allowable expense and as a benefit paid. We also view benefits payable by another plan as an allowable expense and as a benefit paid, whether or not a claim is filed under this plan.






                                                                            P.63

--------------------------------------------------------------------------------

                        "Claim determination period" means a calendar year in which a member or dependent is covered by this plan and at least one other plan and incurs one or more allowable expense under such plans.

HOW THIS PROVISION
WORKS We apply this provision when a member or a dependent is covered by more than one plan. When this happens we consider each plan separately when coordinating payments.

                        In order to apply this provision, one of the plans is called the primary plan. All other plans are called secondary plans. The primary plan pays first, ignoring all other plans. The secondary plans then pay all remaining allowable expenses. If a plan has no coordination provisions, it is primary. But, during any claim determination period, when this plan and at least one other plan have coordination provisions, the rules that govern which plan pays first are as follows:

                        (A) A plan that covers a person as a member pays first;
                            the plan that covers a person as a dependent pays second; except that, if the person is also a Medicare beneficiary, Medicare is:

                            * Secondary to the plan covering the person as a dependent; and

                            * Primary to the plan covering the person as other than a dependent.

                        (B) A plan that covers a person as an active employee or
                            as a dependent of such employee, pays first. A plan that covers a person as a laid-off or retired employee or as a dependent of such employee pays second.

                            But, if the plan we're coordinating with doesn't have a similar provision for such persons, then (B) will not apply.

                        (C) A plan that covers a person as an active employee or
                            as a dependent of such employee pays first. A plan that covers a person or that person's dependent under a right of continuation pursuant to federal or state law pays second.

                            But, if the plan that we're coordinating with doesn't have a similar provision for such persons, then (C) will not apply.

                        (D) Except for dependent children of separated or
                            divorced parents, the following governs which plan pays first when the person is a dependent of a member:

                            A plan that covers a dependent of a member whose birthday falls earliest in the calendar year pays first. The plan that covers the dependent as a member whose birthday falls later in the calendar year pays second. The member's year of birth is ignored.

                            But, if the plan we're coordinating with doesn't have a similar provision for such persons, then (D) will not apply and the other plan's coordination provision will determine the order of benefits.

                                                                     B555.0048-R

                        (E) For a dependent child of separated or divorced
                            parents, the following governs which plan pays first when the person is a dependent of a member:







                                                                            P.64

--------------------------------------------------------------------------------

                        * When a court order makes one parent financially responsible for the health care expenses of the dependent child, then that parent's plan pays first;

                        * If there is no such court order, then the plan of the natural parent with custody pays before the plan of the stepparent with custody;

                        * the plan of the stepparent with custody pays before the plan of the natural parent without custody; and

                        * If a court order states that both parents have joint custody of the child or that both parents are financially responsible for the health care expenses of the dependent child, then the benefits will be determined by Rule (D) above.

                        If rules (A), (B), (C), (D), and (E) don't determine which plan pays first, the plan that has covered the person for the longer time pays first.

                        If, when we apply this provision, we pay less than we would otherwise pay, we apply only that reduced amount against payment limits of this plan.

OUR RIGHT TO
CERTAIN INFORMATION     In order to coordinate benefits, we need certain
                        information. An employee must supply us with as much of that information as he can. But if he can't give us all the information we need, we have the right to get this information from any source. And if another insurer needs information to apply its coordination provision, we have the right to give that insurer such information.
                        If we give or get information under this section we can't be held liable for such action.

                        When payments that should have been made by this plan have been paid by another plan, we have the right to repay that plan. If we do so, we're no longer liable for that amount. And if we pay out more than we should have, we have the right to recover the excess payment.

SMALL CLAIMS WAIVER     We don't coordinate payments on claims of less than
                        $50.00. But if, during any claim determination period, more allowable expenses are incurred that raise the claim above $50.00, we'll count the entire amount of the claim when we coordinate.

                                                                     B555.0049-R






                                                                            P.65

--------------------------------------------------------------------------------
HOW THIS PLAN INTERACTS WITH MEDICARE

--------------------------------------------------------------------------------

                        The following provisions explain how this plan's group health benefits interact with the benefits available under Medicare. A covered person may be eligible for Medicare by reason of age, disability, or End Stage Renal Disease. Different rules apply to each type of Medicare eligibility, as shown below.

                        With respect to the following provisions:

                        (1) A covered person is considered to be eligible for
                            Medicare by reason of age from the first day of the month during which he reaches age 65. However, if the covered person is born on the first day of a month, he is considered to be eligible for Medicare from the first day of the month which is immediately prior to his 65th birthday.

                        (2) "Group health benefits" means any hospital, major
                            medical, out-ofnetwork point-of-service, prescription drug and surgical coverages provided by this plan.

                        (3) A "primary" health plan pays benefits for a covered
                            person's covered charge first, ignoring what the covered person's "secondary" plan pays. A "secondary" health plan then pays the remaining unpaid allowable expenses. See this plan's "Coordination of Benefits" provision for a definition of "allowable expense".

                                                                     B560.0011-R

                                           MEDICARE ELIGIBILITY BY REASON OF AGE
--------------------------------------------------------------------------------

APPLICABILITY           This section applies to an employee or his insured
                        spouse who is eligible for Medicare by reason of age.

                        Under this section, such an employee or insured spouse is referred to as a "Medicare eligible."

                        This section does not apply to: (a) a covered person other than an employee or insured spouse; (b) an employee or insured spouse who is under age 65; or (c) a covered person who is eligible for Medicare solely on the basis of End Stage Renal Disease.

WHEN AN EMPLOYEE
OR INSURED SPOUSE
BECOMES ELIGIBLE
FOR MEDICARE            When an employee or insured spouse becomes eligible for
                        Medicare by reason of age, if he incurs a covered charge for which benefits are payable under both this plan and Medicare, this plan is considered primary. This plan pays first, ignoring Medicare. Medicare is considered the secondary plan.

                                                                     B560.0014-R

                                    MEDICARE ELIGIBILITY BY REASON OF DISABILITY
--------------------------------------------------------------------------------

APPLICABILITY           This section applies to a covered person who is: (a)
                        under age 65; and (b) eligible for Medicare by reason of disability.

                        Under this section, such covered person is referred to as a "disabled Medicare eligible."





                                                                            P.66

--------------------------------------------------------------------------------

                        This section does not apply to: (a) a covered person who is eligible for Medicare by reason of age; or (b) a covered person who is eligible for Medicare solely on the basis of End Stage Renal Disease.

WHEN A COVERED
PERSON BECOMES
ELIGIBLE FOR
MEDICARE When a covered person becomes eligible for Medicare by reason of disability, this plan supplements the benefits provided by Medicare.

                        If a disabled Medicare eligible incurs a covered charge for which benefits are payable under both this plan and Medicare, we subtract what Medicare pays from what we'd normally pay.

                        If a covered person is eligible for Medicare by reason of disability, he must be covered by both Parts A and B. If he's not, he must meet the Medicare Alternate Deductible.

                        For any covered person who is eligible for Medicare by reason of disability, but is not insured by both Parts A and B, the Medicare Alternate Deductible is equal to the Cash Deductible plus what Parts A and B of Medicare would have paid had the covered person been so insured.

                        After the 30 month period as described in "Medicare Eligibility By Reason Of End Stage Renal Disease," with respect to a covered person who is eligible for Medicare solely on the basis of End Stage Renal Disease, but is not insured by both Parts A and B, the Medicare Alternate Deductible is equal to the Cash Deductible plus what Parts A and B of Medicare would have paid had the covered person been so insured.

                                                                     B560.0042-R

                       MEDICARE ELIGIBILITY BY REASON OF END STAGE RENAL DISEASE
--------------------------------------------------------------------------------

APPLICABILITY           This section applies to a covered person who is eligible
                        for Medicare solely on the basis of End Stage Renal
                        Disease (ESRD).

                        Under this section, such a covered person is referred to as an "ESRD Medicare eligible."

                        This section does not apply to a covered person who is eligible for Medicare by reason of age or disability.

WHEN A COVERED
PERSON BECOMES
ELIGIBLE FOR
MEDICARE DUE TO
ESRD When a covered person becomes eligible for Medicare solely on the basis of ESRD, for a period of up to 30 consecutive months, if he incurs a charge for the treatment of ESRD for which benefits are payable under both this plan and Medicare, this plan is considered primary. This plan pays first, ignoring Medicare. Medicare is considered the secondary plan.

                        This 30 month period begins on the earlier of: (a) the first day of the month during which a regular course of renal dialysis starts; and (b) with respect to a ESRD Medicare eligible who receives a kidney transplant, the first day of the month during which such covered person becomes eligible for Medicare.





                                                                            P.67

--------------------------------------------------------------------------------

                        After the 30 month period described above ends, if an ESRD Medicare eligible incurs a charge for which benefits are payable under both this plan and Medicare, we supplement what Medicare pays. We subtract what Medicare pays from what we'd normally pay. If a covered person is eligible for Medicare solely on the basis of ESRD, he must be covered by both Parts A and B. If he's not, he must meet the Medicare Alternate Deductible

                        The Medicare Alternate Deductible is equal to the Cash Deductible plus what Parts A and B of Medicare would have paid had the covered person been so insured.

                                                                     B560.0039-R

                                      OTHER PEOPLE WHO ARE ELIGIBLE FOR MEDICARE
--------------------------------------------------------------------------------

APPLICABILITY           This section applies to a COVERED PERSON who: (a) is
                        eligible for Medicare; but (b) does not fall into any of the categories discussed above.

                        Under this section, such COVERED PERSONS are referred to as "other Medicare eligibles."

                        This section does not apply to any COVERED PERSON who is eligible for Medicare as described in the above sections.

WHEN OTHER
COVERED PERSONS
BECOME ELIGIBLE FOR
MEDICARE When a COVERED PERSON other than one discussed above becomes eligible for Medicare, this PLAN supplements the benefits provided by Medicare.

                        If an "other Medicare eligible" incurs a COVERED CHARGE for which benefits are payable under both this PLAN and Medicare, we subtract what Medicare pays from what we'd normally pay. But what we pay is based on all of the terms of this PLAN.

                        An "other Medicare eligible" must be covered by both Parts A and B of Medicare. If he's not, he must meet the Medicare Alternate Deductible. The Medicare Alternate Deductible is equal to the Cash Deductible plus what Parts A and B of Medicare would have paid had the covered person been so insured.

                                                                     B560.0044-R









                                                                            P.68

--------------------------------------------------------------------------------
WORKER'S COMPENSATION
--------------------------------------------------------------------------------

FOR PERSONS NOT
COVERED BY
WORKER'S
COMPENSATION            A covered person may not be eligible for, or may choose
                        not to be covered by Worker's Compensation. Such person may sustain an on-the-job or job-related injury. If this occurs, we provide benefits as described below:

                        (1) For all coverages under this plan, except those that
                            provide benefits for loss of life or loss of income due to disability, we pay benefits for covered charges incurred by the covered person for care and treatment of such injury or condition to the same extent we'd pay benefits for covered charges due to any other sickness or injury.

                            But what we pay is based on all the terms of this plan.

                        (2) For any coverages that provide benefits for loss of
                            income due to disability, we pay benefits for disability due to such injury or condition the same way we'd pay benefits for any other disability.

                            But what we pay is based on all the terms of this plan.

                                                                     B595.0004-R






















                                                                            P.69

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------

                        This Glossary defines the italicized terms appearing in your booklet.

                                                                     B900.0118-R

ACTIVE APPLIANCE        means an APPLIANCE like braces, used in ORTHODONTIC
                        TREATMENT to move teeth.

                                                                     B750.0192-R

AMBULATORY SURGICAL
CENTER means a facility which is mainly engaged in performing outpatient surgery. It must: (a) be staffed by DOCTORS and NURSES, under the supervision of a DOCTOR ; (b) have permanent operating and recovery rooms; (c) be staffed and equipped to give emergency care; and (d) have written back-up arrangements with a local HOSPITAL for emergency care. We'll recognize it if it carries out its stated purpose under all relevant state and local laws, and it is either: (a) accredited for its stated purpose by either the JOINT COMMISSION or the Accreditation Association for Ambulatory Care; or (b) approved for its stated purpose by MEDICARE. We don't recognize a facility as an AMBULATORY SURGICAL CENTER if it is part of a HOSPITAL.

                                                                     B900.0013-R

APPLIANCE               means any dental device other than a PROSTHETIC DEVICE.

                                                                     B750.0193-R

BENEFIT YEAR            with respect to this PLAN'S dental expense insurance,
                        means a 12 month period which starts on October 1st and ends on September 30th.

                                                                     B750.0444-R

BENEFIT YEAR            with respect to the Major Medical Expense portion of
                        this PLAN, means each successive 12 month period which starts on January 1st and ends on December 31st.

                                                                     B900.0015-R

BIRTHING CENTER         means a facility which mainly provides care and
                        treatment for people during uncomplicated pregnancy, routine full-term delivery, and the immediate post-partum period. It must: (a) provide full-time skilled nursing care by or under the supervision of NURSES; (b) be staffed and equipped to give emergency care; and (c) have written back-up arrangements with a local HOSPITAL for emergency care. We'll recognize it if: (a) it carries out its stated purpose under all relevant state and local laws; or (b) it is approved for its stated purpose by the Accreditation Association for Ambulatory Care; or (c) it is approved for its stated purpose by MEDICARE. We don't recognize a facility as a BIRTHING CENTER if it's part of a HOSPITAL.

                                                                     B900.0016-R

CLOSE RELATIVE          means: (a) a COVERED PERSON'S spouse, children, parents,
                        brothers and sisters; and (b) any other person who is part of a COVERED PERSON'S household. We don't pay for services and supplies furnished by CLOSE RELATIVES.

                                                                     B750.0195-R





                                                                            P.70

--------------------------------------------------------------------------------

COVERED CHARGES         are reasonable charges for the types of services and
                        supplies described in the "Covered Charges" and "Charges
                        Covered with Special Limitations" section of this PLAN'S
                        Major Medical Expense Insurance provisions, and the
                        "Covered Drugs" section of this PLAN'S Prescription Drug
                        Expense Insurance provisions. The services and supplies must be: (a) furnished or ordered by a recognized health care provider; (b) medically necessary to diagnose or treat a SICKNESS or INJURY; (c) accepted by a professional medical society in the United States as beneficial for the control or cure of the SICKNESS or INJURY being treated; and (d) furnished within the framework of generally accepted methods of medical management currently used in the United States.

                        By "reasonable" we mean the charge isn't more than the usual local charge for that service or supply. When we decide what's reasonable, we look at the COVERED PERSON'S condition and how severe it is. And we also look at special circumstances.

                        A COVERED CHARGE is incurred on the date the service or supply is furnished. Subject to all of the terms of this PLAN, we pay benefits for COVERED CHARGES incurred by a COVERED PERSON while he's insured by this PLAN. Read the entire PLAN to find out what we limit or exclude.

                                                                     B900.0113-R

COVERED PERSON          with respect to this PLAN'S dental expense insurance,
                        means an EMPLOYEE or any of his COVERED DEPENDENTS.

                                                                     B750.0196-R

COVERED DEPENDENT       means an ELIGIBLE DEPENDENT who is covered by the Major
                        Medical Expense portion of this PLAN.

COVERED FAMILY          means you and those of your ELIGIBLE DEPENDENTS who are
                        covered by the Major Medical Expense portion of this PLAN.

                                                                     B900.0081-R

COVERED PERSON          with respect to the Major Medical Expense portion of
                        this PLAN, means you or a COVERED DEPENDENT.

                                                                     B750.0003-R

COVERED PERSON          with respect to the Prescription Drug Expense portion of
                        this PLAN, means you or a COVERED DEPENDENT.

                                                                     B750.0004-R

CREDITABLE COVERAGE     means coverage of a person under: (a) a group health
                        plan, including COBRA continuation coverage; (b) an individual health policy; (c) Medicare Part A or B; (d)
                        Medicaid; (e) CHAMPUS; (f) Federal Employees Health
                        Benefit Plan; (g) a medical care program of the Indian
                        Health Service or of a tribal organization; (h) a state health benefits risk pool; (i) a public health plan; or
                        (j) a Peace Corps Plan.






                                                                            P.71

--------------------------------------------------------------------------------

                        When determining if coverage is CREDITABLE COVERAGE, we use the guidelines established by all applicable State and/or Federal laws and regulations. We, however, reserve the right to determine if coverage is included or excluded from the definition of CREDITABLE COVERAGE.

                                                                     B750.0505-R

CUSTODIAL CARE          means any service or supply, including room and board,
                        which: (a) is furnished mainly to help a person meet his routine daily needs; and (b) can be furnished by someone who has no professional health care training or skills.
                        Even if you or a COVERED DEPENDENT are in a HOSPITAL or other recognized facility, we don't pay for care if it's mainly CUSTODIAL.

                                                                     B900.0022-R

DENTIST means any dental or medical practitioner we are required by law to recognize who: (a) is properly licensed or certified under the laws of the state where he practices; and (b) provides services which are within the scope of his license or certificate and covered by this PLAN.

                                                                     B750.0198-R

DOCTOR means a medical or dental practitioner we are required by law to recognize who: (a) is properly licensed or certified to provide medical care under the laws of the state where he practices; and (b) provides medical services which are within the scope of his or her license or certificate and are covered by this PLAN.

                                                                     B900.0023-R

DRUG ABUSE
CENTERS, ALCOHOL
ABUSE CENTERS,
MENTAL HEALTH
CENTERS mainly provide treatment for people with drug abuse, alcohol abuse or mental health problems. We'll recognize such a place if it carries out its stated purpose under all relevant state and local laws, and it is either: (a) accredited for its stated purpose by the JOINT COMMISSION; or (b) approved for its stated purpose by MEDICARE.

                                                                     B900.0025-R

DURABLE MEDICAL
EQUIPMENT               is equipment which: (a) can withstand repeated use; (b)
                        is mainly and customarily used to serve a medical purpose; and (c) is generally not useful to a covered person in the absence of a sickness or injury. Some examples are wheel chairs, hospital-type beds, and breathing equipment.

                                                                     B750.0499-R

ELIGIBILITY DATE        for dependent coverage is the earliest date on which:
                        (a) you have initial dependents; and (b) are eligible for dependent coverage.

                                                                     B900.0003-R

ELIGIBLE DEPENDENT      is defined in the provision entitled "Dependent
                        Coverage."

                                                                     B750.0015-R

EMPLOYEE means a person who works for the EMPLOYER at the EMPLOYER'S place of business, and whose income is reported for tax purposes using a W-2 form.

                                                                     B750.0006-R





                                                                            P.72

--------------------------------------------------------------------------------

EMPLOYER                means GENERAL MILLS, INC.

                                                                     B900.0051-R

ENROLLMENT DATE         means: (a) for a newly hired EMPLOYEE, the date you are
                        hired by the EMPLOYER for FULL-TIME service; (b) for a LATE ENROLLEE, the date you sign the enrollment form; or
                        (c) for a SPECIAL ENROLLEE, the date of the event which triggers a SPECIAL ENROLLMENT PERIOD.

                                                                     B750.0503-R

ENROLLMENT PERIOD       with respect to dependent coverage, means the 31 day
                        period which starts on the date that you first become eligible for dependent coverage.

                                                                     B900.0004-R

EXPERIMENTAL
TREATMENT               means treatment: (a) that has not been scientifically
                        proven or fully developed; (b) cannot be supported in medical literature published by a professional medical society in the United States; (c) is not accepted by a professional medical society in the United States as beneficial for the control or cure of SICKNESS or INJURY being treated; or (d) is not furnished within the framework of generally accepted methods of medical management currently being used in the United States.

                                                                     B900.0026-R

EXTENDED CARE
CENTER means a facility which mainly provides full-time INPATIENT skilled nursing care for SICK or INJURED people who don't need to be in a HOSPITAL. We'll recognize it if it carries out its stated purpose under all relevant state and local laws, and it is either: (a) accredited for its stated purpose by the JOINT COMMISSION; or (b) approved for its stated purpose by MEDICARE. In some places, an "Extended Care Center" may be called a "Skilled Nursing Center."

                                                                     B900.0027-R

FULL-TIME/PART-TIME     means the EMPLOYEE regularly works at least the number
                        of hours in the normal work week set by the EMPLOYER, or 50% of the regular scheduled work week, at his EMPLOYER'S place of business.

                                                                     B750.0229-R

HOME HEALTH
AGENCY means a provider which mainly provides home health care to SICK or INJURED people under a home health care program designed to reduce or eliminate HOSPITAL stays. We will recognize it if: (a) it carries out its stated purpose under all relevant state and local laws; and (b) it is approved for its stated purpose by MEDICARE.

                                                                     B900.0028-R

HOSPICE means a facility which mainly provides palliative and supportive care for terminally ill people under a HOSPICE care program. We will recognize a HOSPICE if it carries out its stated purpose under all relevant state and local laws, and it is either: (a) approved for its stated purpose by MEDICARE; or (b) accredited for its stated purpose by either the JOINT COMMISSION or the National Hospice Organization.

                                                                     B900.0029-R





                                                                            P.73

--------------------------------------------------------------------------------

HOSPITAL means a facility which mainly provides INPATIENT care and treatment for SICK or INJURED people. It may also provide outpatient services. We'll recognize it if it carries out its stated purpose under all relevant state and local laws, and it is either: (a) accredited as a HOSPITAL by the JOINT COMMISSION; or (b) approved as a HOSPITAL by MEDICARE.

                                                                     B900.0030-R

INITIAL DEPENDENTS      means those ELIGIBLE DEPENDENTS you have at the time you
                        first become eligible for EMPLOYEE coverage. If at this time you do not have any ELIGIBLE DEPENDENTS, but you later acquire them, the first ELIGIBLE DEPENDENTS you acquire are your INITIAL DEPENDENTS.

                                                                     B900.0006-R

INJURY with respect to this PLAN'S dental expense insurance, means all damage to a COVERED PERSON'S mouth due to an accident, and all complications rising from that damage. But the term INJURY does not include damage to teeth, APPLIANCES or PROSTHETIC DEVICES which results from chewing or biting food or other substances.

                                                                     B750.0199-R

INJURY means all damage to a COVERED PERSON'S body due to an accident, and all complications arising from that damage.

                                                                     B900.0031-R

INPATIENT               means a COVERED PERSON who is physically confined as a
                        registered bed patient in a HOSPITAL or other recognized health care facility.

                                                                     B900.0032-R

JOINT COMMISSION        means the JOINT COMMISSION on the Accreditation of
                        Health Care Facilities.

                                                                     B900.0033-R

LATE ENROLLEE           means an EMPLOYEE or dependent who fails to enroll in
                        this PLAN: (a) within 30 days of your hire for FULL-TIME service with the EMPLOYER; (b) WITHIN 30 DAYS OF THE
                        DATE HE OR SHE BECOMES AN ELIGIBLE DEPENDENT; OR (c)
                        DURING A SPECIAL ENROLLMENT PERIOD, as defined below.
                        However, if an eligibility waiting period under this PLAN applies to a COVERED PERSON, the COVERED PERSON will be considered a LATE ENROLLEE if he or she fails to enroll within 30 days of the end of the waiting period.

                                                                     B750.0501-R

LEGEND DRUG             means any drug or vitamin which must be labeled "Caution
                        - Federal Law prohibits dispensing without a prescription."

                                                                     B900.0088-R

MAIL ORDER
PHARMACY is a licensed pharmaceutical warehouse which has an agreement in force with us to provide prescription drugs by mail to covered persons.

                                                                     B750.0381-R

MEDICAID means the health care program for the needy provided by Title XIX of the Social Security Act, as amended from time to time.






                                                                            P.74

--------------------------------------------------------------------------------

MEDICARE means Parts A and B of the health care program for the aged and disabled provided by the Title XVIII of the Social Security Act, as amended from time to time.

                                                                     B900.0034-R

MENTAL AND NERVOUS
CONDITION               means a SICKNESS which manifests symptoms which are
                        primarily mental or nervous, regardless of any underlying physical cause.

                                                                     B900.0035-R

NEWLY ACQUIRED
DEPENDENT               means an ELIGIBLE DEPENDENT you acquire after you
                        already have coverage in force for INITIAL DEPENDENTS.

                                                                     B900.0008-R

NON-COVERED
EXPENSES are expenses which do not meet our definition of "COVERED CHARGES," or which exceed any of the benefit limits shown in this PLAN, or which are specifically identified as NON-COVERED EXPENSES or are otherwise not covered by this PLAN.

                                                                     B900.0036-R

NURSE is a registered NURSE or licensed practical NURSE, including a nursing specialist such as a NURSE mid-wife or a NURSE anesthetist, who: (a) is properly licensed or certified to provide medical care under the laws of the state where he or she practices; and (b) provides medical services which are within the scope of his or her license or certificate and are covered by this PLAN.

                                                                     B900.0037-R

ORTHODONTIC
TREATMENT               means the movement of one or more teeth by the use of
                        ACTIVE APPLIANCES. It includes: (a) diagnostic services;
                        (b) the treatment plan; (c) the fitting, making and placement of an ACTIVE APPLIANCE; and (d) all related office visits, including post-treatment stabilization.

                                                                     B750.0201-R

PLAN means the GUARDIAN group PLAN purchased by your EMPLOYER and known as the "General Mills, Inc. Senior Executive Benefit Plan," except in the provision entitled "Coordination of Benefits" where "plan" has a special meaning. See that provision for details.

                                                                     B900.0039-R

PROSTHETIC DEVICE       means a device which is used to replace missing or lost
                        teeth or tooth structure. It includes all types of dentures, crowns, bridges, pontics and cast restorations.

                                                                     B750.0203-R

QUALIFIED RETIREE       means all former employees who are retired from the
                        company and were covered by this plan on their last day of employment with the company.

                                                                     B750.0008-R






                                                                            P.75

--------------------------------------------------------------------------------

REHABILITATION
CENTER means a facility which mainly provides therapeutic and restorative services to sick or injured people. We'll recognize it if it carries out its stated purpose under all relevant state and local laws, and it is either: (a) accredited for its stated purpose by either the Joint Commission or the Commission on Accreditation for Rehabilitation Facilities; or (b) approved for its stated purpose by Medicare. In some places a REHABILITATION CENTER is called a "rehabilitation hospital."

RESIDENTIAL
TREATMENT FACILITY      means a facility which provides 24 hour treatment for
                        people with drug abuse, alcohol abuse or mental health problems on an INPATIENT basis. It must provide at least the following: room and board; medical services; nursing and dietary services; patient diagnosis, assessment and treatment; individual, family and group counseling; and educational and support services. We'll recognize a RESIDENTIAL TREATMENT FACILITY if it's accredited for its stated purpose by the Joint Commission, and carries out its stated purpose in compliance with all relevant state and local laws.

                                                                     B750.0226-R

ROUTINE FOOT CARE       means the cutting, debridement, trimming, reduction,
                        removal or other care of corns, calluses, flat feet, fallen arches, weak feet, chronic foot strain, dystrophic nails, excresences, helomas, hyperkeratosis, hypertrophic nails, non-infected ingrown nails, deratomas, keratosis, onychauxis, onychocryptosis, tylomas or symptomatic complaints of the feet.

                                                                     B900.0043-R

ROUTINE NURSING
CARE means the nursing care customarily furnished by a recognized facility for the benefit of its INPATIENTS.

                                                                     B900.0044-R

SICKNESS means any illness or disease suffered by a COVERED PERSON. We consider all complications or recurrences, and all related conditions as one SICKNESS.

                                                                     B900.0045-R

SPECIAL CARE UNIT       means a part of a HOSPITAL set up for very sick patients
                        who must be observed constantly. The unit must have a specially trained staff. And it must have special equipment and supplies on hand at all times. Some types of SPECIAL CARE UNITS are: (a) intensive care units; (b) cardiac care units; (c) neonatal care units; and (d) burn units.

                                                                     B900.0047-R



                                                                            P.76

--------------------------------------------------------------------------------

SPECIAL ENROLLEE        means an EMPLOYEE or dependent who enrolls in this PLAN
                        during a SPECIAL ENROLLMENT PERIOD, as explained below.

SPECIAL ENROLLMENT
PERIOD means a 30 day period which begins on the later of: (a) the date dependent coverage is made available under this PLAN; and (b) the date an EMPLOYEE acquires an ELIGIBLE DEPENDENT through marriage, birth, adoption or placement for adoption. An EMPLOYEE, and his or her eligible spouse, who previously declined major medical coverage may enroll in this PLAN, at the same time he or she enrolls a new ELIGIBLE DEPENDENT.

                                                                     B750.0506-R

SPINAL MANIPULATION     includes manipulation or adjustment of the spine; hot or
                        cold packs; electrical muscle stimulation; diathermy;
                        skeletal adjustments; massage, adjunctive, ultra-sound, doppler, whirlpool or hydro therapy; or other treatment of a similar nature.

                                                                     B900.0048-R











                                                                            P.77

--------------------------------------------------------------------------------
SUMMARY PLAN DESCRIPTION SUPPLEMENT TO CERTIFICATE
--------------------------------------------------------------------------------

                        * INTRODUCTION

                        The previous sections of the handbook outline and describe the specific provisions of the General Mills, Inc. Senior Executive Benefit Plan available to eligible employees. In addition to this information, employees should also be aware of important administrative information about the benefits provided to you by the company. The Employee Retirement Income Security Act of 1974 (ERISA) requires companies to publish certain specific information about their employee benefit plans. The technical information for the General Mills, Inc. Senior Executive Benefit Plan is consolidated in this section of the handbook. The entire handbook is intended to be a Summary Plan Description and provides important information about your rights under ERISA.

                        * PLAN NAMES

                        The plan can be identified by its formal name, General Mills, Inc. Senior Executive Plan, and plan number 678.

                        * EMPLOYER IDENTIFICATION NUMBER (EIN)

                        The EIN, assigned by the Internal Revenue Service for General Mills, Inc. is 41- 0274440. The benefits described in this handbook are identified and filed with the federal government using this EIN.

                        * PLAN SPONSER

                        General Mills, Inc.

                        704 West Washington Street

                        West Chicago, IL 60185

                        Mailing Address:

                        P.O. Box 1113

                        Minneapolis, MN 55440

                        Telephone Number: (763) 764-7647

                        * PLAN BENEFITS PROVIDED BY

                        The Guardian

                        * TYPE OF PLAN

                        Medical and dental (welfare benefits)

                        * PLAN YEAR

                        The Plan Year is a 12 month period used for determining the Plan's financial records. The Plan Year for the plan is June 1 through May 31.

                        * PLAN ADMINISTRATOR

                        General Mills, Inc.

                        704 West Washington Street






                                                                            P.78

                        West Chicago, IL 60185

                        Mailing Address:

                        P.O. Box 1113

                        Minneapolis, MN 55440

                        Telephone Number: (763) 764-7647

                        * TYPE OF PLAN ADMINISTRATION

                        The company has retained The Guardian to administer this insured Plan.

                        * TYPE OF FUNDING

                        The benefits under the General Mills, Inc. Senior Executive Benefit Plan are insured.

                        * AGENT FOR SERVICE OF LEGAL PROCESS

                        General Mills, Inc.

                        704 West Washington Street

                        West Chicago, IL 60185

                        Mailing Address:

                        P.O. Box 1113

                        Minneapolis, MN 55440

                                                                     B800.0002-R







                                                                            P.79

--------------------------------------------------------------------------------
STATEMENT OF ERISA RIGHTS
--------------------------------------------------------------------------------

                        As a participant you are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to:

                        (a) examine, without charge, all plan documents,
                            including insurance contracts, collective bargaining agreements and copies of all documents filed by the plan with the U. S. Department of Labor, such as detailed annual reports and plan descriptions. The documents may be examined at the Plan Administrator's office and at other specified locations such as worksites and union halls.

                        (b) obtain copies of all plan documents and other plan
                            information upon written request to the Plan
                            Administrator, who may make a reasonable charge for the copies; and

                        (c) receive a summary of the plan's annual financial
                            report from the Plan Administrator (if such a report is required).

                        In addition to creating rights for plan participants, ERISA imposes duties upon the people, called "fiduciaries", who are responsible for the operation of the employee benefit plan. They have a duty to operate the plan prudently and in the interest of plan participants and beneficiaries. Your employer may not fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA. If your claim for a welfare benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have your claim reviewed and reconsidered.

                        Under ERISA, there are steps you can take to enforce the above rights. For instance, you may file suit in a federal court if you request materials from the plan and do not receive them within 30 days. The court may require the plan administrator to provide the materials and pay you up to $110.00 a day until you receive them (unless the materials were not sent because of reasons beyond the administrator's control). If your claim for benefits is denied in whole or in part, or ignored, you may file suit in a state or federal court. If plan fiduciaries misuse the plan's money, or discriminate against you for asserting your rights, you may seek assistance from the U.S. Department of Labor, or file suit in a federal court. If you are successful, the court may order the person you have sued to pay court costs and legal fees. If you lose, the court may order you to pay; for example, if it finds your claim is frivolous. If you have any questions about your plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory, or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington D.C. 20210.

                                                                     B800.0050-R




                                                                            P.80

                                                 THE GUARDIAN'S RESPONSIBILITIES
--------------------------------------------------------------------------------

                                                                     B800.0048-R

                        The medical expense benefits provided by this plan are guaranteed by a policy of insurance issued by The Guardian. The Guardian also supplies administrative services, such as claims services, including the payment of claims, preparation of employee certificates of insurance, and changes to such certificates.

                                                                     B800.0051-R

                        The dental expense benefits provided by this plan are guaranteed by a policy of insurance issued by The Guardian. The Guardian also supplies administrative services, such as claims services, including the payment of claims, preparation of employee certificates of insurance, and changes to such certificates.

                                                                     B800.0053-R

                        The prescription drug expense benefits provided by this plan are guaranteed by a policy of insurance issued by The Guardian. The Guardian also supplies administrative services, such as claims services, including the payment of claims, preparation of employee certificates of insurance, and changes to such certificates.

                                                                     B800.0057-R

                        The Guardian is located at 7 Hanover Square, New York, New York 10004.

                                                                     B800.0049-R

                                                                CLAIMS PROCEDURE
--------------------------------------------------------------------------------

                        Claim forms and instructions for filing claims may be obtained from the Plan Administrator. Completed claim forms and any other required material should be returned to the Plan Administrator for submission to The Guardian.

                        The Guardian is the Claims Fiduciary with discretionary authority to determine eligibility for benefits and to construe the terms of the PLAN with respect to claims.

                        In addition to the basic claim procedure explained in your certificate, The Guardian will also observe the procedures listed below. All notification from The Guardian will be in writing.

                        (a) If a claim is wholly or partially denied, the
                            claimant will be notified of the decision within 90 days after The Guardian received the claim.

                        (b) If special circumstances require an extension of
                            time for processing the claim, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which The Guardian expects to render the final decision.











                                                                            P.81

--------------------------------------------------------------------------------


                        (c) If a claim is denied, The Guardian will provide to
                            the Plan Administrator, for delivery to the claimant, a notice that will set forth:

                            (1) the specific reason(s) the claim was denied;

                            (2) specific references to the pertinent PLAN
                                provision on which the denial is based;

                            (3) a description of any additional material or
                                information needed to make the claim valid, and an explanation of why the material or information is needed;

                            (4) an explanation of the PLAN'S claim review
                                procedure.

                            A claimant must file a request for review of a denied claim within 60 days after receipt of written notification of denial of a claim.

                        (d) The Guardian will notify the claimant of its
                            decision within 60 days of receipt of the request for review. If special circumstances require an extension of time for processing, The Guardian will render a decision as soon as possible, but no later than 120 days after receiving the request. The Guardian will notify the claimant about the extension.

                        The above procedures are required under the provisions of ERISA.

                                                                     B800.0032-R

                                                  TERMINATION OF THIS GROUP PLAN
--------------------------------------------------------------------------------

                        Your EMPLOYER may terminate this group PLAN at any time by giving us 31 days advance written notice. This PLAN will also end if your EMPLOYER fails to pay a premium due by the end of this grace period.

                        We may have the option to terminate this PLAN if the number of people insured falls below a certain level.

                        When this PLAN ends, you may be eligible to continue or convert your insurance coverage. Your rights upon termination of the PLAN are explained in this booklet.

                                                                     B800.0007-R





                                                                            P.82
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